     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999



                                                      REGISTRATION NO. 333-45813
                                                                       811-08641


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2    /X/
                            ------------------------


                        EQUITRUST LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)



                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)

                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):


    /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / / ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        EQUITRUST LIFE VARIABLE ACCOUNT


                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 1999


Equitrust Life Insurance Company is offering a flexible premium variable life insurance policy described in this prospectus. Equitrust ("we," "us" or "our") designed the policy: (1) to provide lifetime insurance protection to age 115; and (2) to permit the purchaser of a policy ("you," or "your") to vary premium payments and adjust the death proceeds payable under the policy.


Under the policy, we will pay:

    -  death proceeds upon the insured's death, and


    - a net surrender value or net accumulated value upon complete surrender or partial withdrawal of the policy.



You may allocate net premiums under a policy to one or more of the subaccounts of Equitrust Life Variable Account (the "Variable Account"). Death proceeds may, and accumulated value will, vary with the investment experience of the Variable Account. Each subaccount invests exclusively in shares of the investment options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this prospectus.



EquiTrust Variable Insurance Series Fund:  T. Rowe Price Equity Series, Inc.:
  Value Growth Portfolio                     Equity Income Portfolio
  High Grade Bond Portfolio                  Mid-Cap Growth Portfolio
  High Yield Bond Portfolio                  New America Growth Portfolio
  Money Market Portfolio                     Personal Strategy Balanced Portfolio
  Blue Chip Portfolio                        T. Rowe Price International Series,
                                             Inc.:
                                             International Stock Portfolio
                         Dreyfus Variable Investment Fund:
                           Capital Appreciation Portfolio
                            Disciplined Stock Portfolio
                             Growth & Income Portfolio
                           International Equity Portfolio
                                Small Cap Portfolio



You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.



Please carefully consider replacing any existing insurance with the policy. EquiTrust does not claim that investing in the policy is similar or comparable to investing in a mutual fund.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this prospectus carefully and retain it for future reference.


                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                                                   PAGE
                                                                                                                   -----
DEFINITIONS...................................................................................................           3
SUMMARY OF THE POLICY.........................................................................................           5
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT.....................................................           9
      EquiTrust Life Insurance Company........................................................................           9
      The Variable Account....................................................................................           9
      Investment Options......................................................................................          10
      Addition, Deletion or Substitution of Investments.......................................................          13
THE POLICY....................................................................................................          13
      Purchasing the Policy...................................................................................          13
      Premiums................................................................................................          14
      Examination of Policy (Cancellation Privilege)..........................................................          15
      Policy Lapse and Reinstatement..........................................................................          16
      Special Transfer Privilege..............................................................................          16
POLICY BENEFITS...............................................................................................          17
      Accumulated Value Benefits..............................................................................          17
      Transfers...............................................................................................          19
      Loan Benefits...........................................................................................          20
      Death Proceeds..........................................................................................          22
      Accelerated Payments of Death Proceeds..................................................................          24
      Benefits at Maturity....................................................................................          25
      Payment Options.........................................................................................          25
CHARGES AND DEDUCTIONS........................................................................................          27
      Premium Expense Charge..................................................................................          27
      Monthly Deduction.......................................................................................          27
      Transfer Charge.........................................................................................          29
      Partial Withdrawal Fee..................................................................................          30
      Surrender Charge........................................................................................          30
      Variable Account Charges................................................................................          30
THE DECLARED INTEREST OPTION..................................................................................          31
      General Description.....................................................................................          31
      Declared Interest Option Accumulated Value..............................................................          31
      Transfers, Partial Withdrawals, Surrenders and Policy Loans.............................................          32
GENERAL PROVISIONS............................................................................................          32
      The Contract............................................................................................          32
      Incontestability........................................................................................          32
      Change of Provisions....................................................................................          32
      Misstatement of Age or Sex..............................................................................          33
      Suicide Exclusion.......................................................................................          33
      Annual Report...........................................................................................          33
      Non-Participation.......................................................................................          33
      Ownership of Assets.....................................................................................          33
      Written Notice..........................................................................................          33
      Postponement of Payments................................................................................          33
      Continuance of Insurance................................................................................          34
      Ownership...............................................................................................          34
      The Beneficiary.........................................................................................          34
      Changing the Policyowner or Beneficiary.................................................................          35
      Additional Insurance Benefits...........................................................................          35

                                                                                                                   PAGE
                                                                                                                   -----
DISTRIBUTION OF THE POLICIES..................................................................................          35
FEDERAL TAX MATTERS...........................................................................................          36
      Introduction............................................................................................          36
      Tax Status of the Policy................................................................................          36
      Tax Treatment of Policy Benefits........................................................................          36
      Possible Tax Law Change.................................................................................          38
      Taxation of the Company.................................................................................          38
      Employment-Related Benefit Plans........................................................................          38
ADDITIONAL INFORMATION........................................................................................          38
FINANCIAL STATEMENTS..........................................................................................          43


                   The Policy is not available in all States.

This prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.


EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------


ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.


ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except the day after Thanksgiving, the weekdays before and after Christmas (in
1999), the weekday after New Year's Day (in 2000) and any day on which the Home Office is closed because of a weather-related or comparable type of emergency and is unable to segregate orders and redemption requests received on that day.



COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.



DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.


DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following if acceptable to the Company:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.


GRACE PERIOD: The 61-day period beginning on the date the Company sends notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.


HOME OFFICE: The Company's principal offices at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A separate investment portfolio of a Fund.


MATURITY DATE: The Insured Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.


MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")


NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.



NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"). The Company will allocate this amount, according to the Policyowner's instructions, among the Subaccounts of the Variable Account and the Declared Interest Option.


NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.



PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal
equal to the lesser of     $25 or 2% at the amount withdrawn.


POLICY: The flexible premium variable life insurance policy we offer and describe in this prospectus, which term includes the Policy described in this prospectus, the Policy application, and any supplemental applications and any endorsements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The original Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.


SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.



SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.



TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Policy Year. We also use Target Premium to calculate registered representatives' compensation.


UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.


VARIABLE ACCOUNT: EquiTrust Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

--------------------------------------------------------------------------------


SUMMARY OF THE POLICY

--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,


         -   the accumulation of Accumulated Value,



         -   withdrawal and surrender options, and


         -   loan privileges.


    - We normally issue a Policy for a minimum Specified Amount of $50,000, but we may issue Policies for lower Specified Amounts.


    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.


    - Accumulated Value may increase or decrease, depending upon the investment experience of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.



    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.



    - CANCELLATION PRIVILEGE. You may examine and cancel the Policy by returning the Policy to us before midnight of the 20th day after you received the Policy. We will refund you the greater of:



         -   premiums paid, or



         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")


THE VARIABLE ACCOUNT

    - The Variable Account has 15 Subaccounts, each of which invests exclusively in one of the following Investment Options offered by the
        Funds:


        -  Value Growth Portfolio                             -  Personal Strategy Balanced Portfolio

        -  High Grade Bond Portfolio                          -  International Stock Portfolio

        -  High Yield Bond Portfolio                          -  Capital Appreciation Portfolio

        -  Money Market Portfolio                             -  Disciplined Stock Portfolio

        -  Blue Chip Portfolio                                -  International Equity Portfolio

        -  Equity Income Portfolio                            -  Index 500 Portfolio

        -  Mid-Cap Growth Portfolio                           -  Growth & Income Portfolio

        -  New America Growth Portfolio



    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.

    -   We will allocate your initial premium to the Declared Interest Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:


         (1) the date we receive a signed notice that you have received the Policy, or


         (2)  25 days after the Delivery Date.


    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.



    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.


THE DECLARED INTEREST OPTION


    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")


PREMIUMS

    -   You choose when to pay and how much to pay.


    - You must pay an initial premium that (when reduced by the premium expense charge) is enough to pay the first monthly deduction.



    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")


POLICY BENEFITS


ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")



    - Your Policy provides for a Accumulated Value. A Policy's Accumulated Value varies to reflect



         -   the amount and frequency of premium payments,



         -   the investment experience of the Subaccounts,



         -   interest earned on Accumulated Value in the Declared Interest
             Option,



         -   Policy Loans,



         -   partial withdrawals and



         -   charges we assess under the Policy.



    -   You may fully surrender your Policy and receive the Net Accumulated
        Value.



    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.



    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)


TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.


    - The first transfer in a Policy Year is free. We may deduct a $25 charge from the amount transferred on subsequent transfers in that Policy Year.

    - We do not count certain transfers for purposes of the one free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocation of Net Premiums.")

LOANS (SEE POLICY BENEFITS--"LOAN BENEFITS.")


    - You may borrow up to 90% of the Policy's Accumulated Value, less any previously outstanding Policy Debt.



    -   We charge you a maximum annual interest rate of 5.5%.



    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. We credit this amount with an effective annual rate of interest equal to the greater of 4% or the current effective loan interest value minus no more than 3%.


    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:


         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.



         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.


    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE


    - We deduct a Premium Expense Charge equal to a maximum of 7% of each premium up to the Target Premium and 2% of each Premium in excess of the Target Premium. The remaining amount is the Net Premium.



ACCUMULATED VALUE CHARGES


    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge,

         -   the cost of any additional insurance benefits added by rider, and


         -   a $5 policy expense charge.



    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge of $0.05 per $1,000 of Specified Amount.



    - We apply a $5 first year monthly expenses charge during the first 12 Policy Months.



    - Upon partial withdrawal of a Policy we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Policy during the first ten Policy Years as well as during the first ten Policy Years following an increase in Specified Amount we apply a charge per $1,000 of Specified Amount which varies by age, sex, underwriting category and Policy Year (see "APPENDIX C-- Maximum Surrender Charges").


    - We may deduct a $25 charge from the amount transferred on the second and subsequent transfers in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses for 1998.



                                                                                                 OTHER            TOTAL
                                                                                                EXPENSES         EXPENSES
                                                                                             (AFTER WAIVER    (AFTER WAIVER
                                                                              ADVISORY             OR               OR
INVESTMENT OPTION                                                                FEE         REIMBURSEMENT)   REIMBURSEMENT)
EquiTrust Variable Insurance Series Fund
  Value Growth                                                                  0.45%             0.11%            0.56%
  High Grade Bond                                                               0.30%             0.20%            0.50%
  High Yield Bond                                                               0.45%             0.16%            0.61%
  Money Market                                                                  0.25%             0.27%            0.52%
  Blue Chip                                                                     0.20%             0.10%            0.30%
T. Rowe Price Equity Series, Inc.
  Equity Income                                                                 0.85%             0.00%            0.85%(1)
  Mid-Cap Growth                                                                0.85%             0.00%            0.85%(1)
  New America Growth                                                            0.85%             0.00%            0.85%(1)
  Personal Strategy Balanced                                                    0.90%             0.00%            0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                                           1.05%             0.00%            1.05%(1)
Dreyfus Variable Investment Fund
  Capital Appreciation Portfolio                                                0.75%             0.06%            0.81%
  Disciplined Stock Portfolio                                                   0.75%             0.13%            0.88%
  Growth & Income Portfolio                                                     0.75%             0.03%            0.78%
  International Equity Portfolio                                                0.75%             0.24%            0.99%
  Small Cap Portfolio                                                           0.75%             0.02%            0.77%



    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.

OTHER POLICIES

    - We offer other variable life insurance policies that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.


    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as accumulated value under a conventional fixed-benefit Policy--the Policyowner is not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.



    - Death proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.


--------------------------------------------------------------------------------


EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

--------------------------------------------------------------------------------


EQUITRUST LIFE INSURANCE COMPANY



    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 38 states--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Louisiana, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, Wisconsin and Wyoming.

--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT


    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.


    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 15 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


EQUITRUST VARIABLE INSURANCE SERIES FUND. Equitrust Investment Management Services, Inc. is this Fund's investment adviser. The fund is comprised of six portfolios, the following five of which are available under the Policy:



PORTFOLIO                      INVESTMENT OBJECTIVE
Value Growth Portfolio         -  This Portfolio seeks long-term capital appreciation.
                                  Portfolio pursues its objective by investing primarily in
                                  equity securities of companies that the investment adviser believes have a potential to earn a high return on equity, and/or in equity securities that the investment adviser
                                  believes are undervalued by the market place. Such equity
                                  securities may include common stock, preferred stock and
                                  securities convertible or exchangeable into common stock.
High Grade Bond Portfolio      -  This Portfolio seeks as high a level of current income as is consistent with a high grade portfolio of debt securities.
                                  Portfolio pursues this objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's,
                                  and/or Aaa, Aa or A by Moody's Investors Service, Inc., and
                                  in securities issued or guaranteed by the United States
                                  government or its agencies or instrumentalities.

PORTFOLIO                      INVESTMENT OBJECTIVE
High Yield Bond Portfolio      -  This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower
                                  categories of established rating services (commonly known as
                                  "junk bonds"). As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary
                                  objective. The Portfolio pursues these objectives by
                                  investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc., and/or BBB or
                                  lower by Standard & Poor's, or in unrated securities of
                                  comparable quality. An investment in this Portfolio may
                                  entail greater than ordinary financial risk. (See the Fund
                                  Prospectus "HIGHER RISK SECURITIES AND INVESTMENT
                                  STRATEGIES--Lower Rated Debt Securities.")
Money Market Portfolio         -  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. Portfolio pursues this objective by investing in high quality short-term money
                                  market instruments. The United States Government and its
                                  agencies do not insure or guarantee an investment in the
                                  Money Market Portfolio. There is no assurance that the
                                  Portfolio will be able to maintain a stable net asset value of $1.00 per share.
Blue Chip Portfolio            -  This Portfolio seeks growth of capital and income. Portfolio pursues this objective by investing primarily in common
                                  stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail
                                  relatively greater risk of loss.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.



PORTFOLIO                      INVESTMENT OBJECTIVE
Equity Income Portfolio        -  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in established companies considered by the adviser to have
                                  favorable prospects for both increasing dividends and
                                  capital appreciation.
Mid-Cap Growth Portfolio       -  This Portfolio seeks long-term capital appreciation by
                                  investing primarily in common stocks of medium-sized
                                  (mid-cap) growth companies which offer the potential for
                                  above-average earnings growth.
New America Growth Portfolio   -  This Portfolio seeks long-term capital growth by investing primarily in common stocks of U.S. growth companies
                                  operating in service industries.
Personal Strategy Balanced     -  This Portfolio seeks the highest total return over time
Portfolio                         consistent with an emphasis on both capital appreciation and income.

T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.


PORTFOLIO                      INVESTMENT OBJECTIVE
International Stock Portfolio  -  This Portfolio seeks to provide capital appreciation through investments primarily in established companies based outside the United States.



DREYFUS VARIABLE INVESTMENT FUND. The Dreyfus Corporation serves as the investment adviser to the Fund. Fayez Sarofim and Co. serves as the sub-investment adviser to the Dreyfus Variable Investment Fund: Capital Appreciation Portfolio. The following Fund portfolios are available under the Contract.



PORTFOLIO                      INVESTMENT OBJECTIVE
Dreyfus Variable Investment    -  This Portfolio primarily seeks long-term capital growth,
Fund: Capital Appreciation        consistent with the preservation of capital; current income
Portfolio                         is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign
                                  issuers.
Dreyfus Variable Investment    -  This Portfolio seeks to provide investment results that are
Fund: Disciplined Stock           greater than the total return performance of publicly-traded
Portfolio                         common stocks in the aggregate, as represented by the
                                  Standard & Poor's 500 Composite Stock Price Index. The
                                  Portfolio will use quantitative statistical modeling
                                  techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk
                                  relative to the broad stock market.
Dreyfus Variable Investment    -  This Portfolio seeks to provide long-term capital growth,
Fund: Growth and Income           current income and growth of income, consistent with
Portfolio                         reasonable investment risk by investing primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.
Dreyfus Variable Investment    -  This Portfolio seeks to maximize capital growth through
Fund: International Equity        investments in equity securities of foreign issuers located
Portfolio                         throughout the world.
Dreyfus Variable Investment    -  This Portfolio seeks maximum capital appreciation by
Fund: Small Cap Portfolio         investing primarily in common stocks of domestic and foreign issuers. The Portfolio will be particularly alert to
                                  companies considered by the adviser to be emerging
                                  smaller-sized companies which are believed to be
                                  characterized by new or innovative products, services or
                                  processes which should enhance prospects for growth in
                                  future earnings.


    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.


    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY


    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.



    The effective date of insurance coverage under the Policy will be the later of:



        -   the Policy Date,



        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or



        -   the date when we receive the full initial premium at the Home
            Office.



    The Policy Date will be the later of:



        (1)  the date of the initial application, or



        (2) the date we receive any additional information at the Home Office if our underwriting rules require additional medical or other information.



    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.


    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date.


    PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS-- Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE").


    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS-- Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In the application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either

             (1) before the date we obtain a signed notice from you that you have received the Policy, or

             (2) before the end of 25 days after the Delivery Date (the date we issue and mail the Policy to you).


    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.


    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).


        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior Accumulated Values.

--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a telegram to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.


    With respect to all Policies, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of:



        -   premiums paid, or



        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus



        -   any premium expense charges we deducted, plus


        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and


        - amounts approximating the daily mortality and expense risk charges against the Variable Account.

--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT


    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.



    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.



    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.


    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy

    Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds.")


    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE


    A Policyowner may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.


--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------


    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Policyowner may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS-- Accumulated Value Benefits--SURRENDER PRIVILEGES.") In addition, the Policyowner has certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by the Policyowner (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

--------------------------------------------------------------------------------


ACCUMULATED VALUE BENEFITS



    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")



    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Policy, all insurance in force will terminate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.



    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.


        -   A partial surrender must be at least $500.


        - A partial surrender cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. The Policyowner may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").



    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value on the date we receive the request at the Home Office.



    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")



        - The Policy's Accumulated Value will be reduced by the amount of the partial surrender.



        - If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.


        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.


    If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy's Specified Amount by the amount of Accumulated Value surrendered. If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, the Company will not process any partial surrender that would reduce the Specified Amount below this minimum.


    If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS."


    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.



    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.



        -   Accumulated Value will reflect a number of factors, including


             -   Net Premiums paid,


             -   partial withdrawals,


             -   Policy Loans,

             -   charges assessed in connection with the Policy,


             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.



    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.



    On the Business Day coinciding with or immediately following the date we receive notice that the Policyowner has received the Policy, but no later than 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:



        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS


        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS


        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS



        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS


        - All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.


    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.



    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.


    For each Subaccount, we initially set the Unit Value set at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the net assets of the Subaccount at the end of the preceding Valuation Period, plus

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, minus

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, minus

             (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus.



        - The amount of the transfer must be at least $100, or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.


        - The first transfer in each Policy Year is free. Each time you subsequently transfer amounts in that Policy Year, we may assess a transfer charge of $25. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")


        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.
--------------------------------------------------------------------------------

LOAN BENEFITS


    POLICY LOANS. So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")



    The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.


    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.


    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable

    Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.


    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")


    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.


    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")


    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.



    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.



    From time to time, we may allow a loan spread of 0% on the gain in a Policy in effect a minimum of ten years.



    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.



    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three

    Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), the Company will notify the Policyowner. To avoid lapse and termination of the Policy without value (see "THE POLICY-- Policy Lapse and Reinstatement--Lapse"), the Policyowner must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.



    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.


    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS-- Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3.0% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of


        (1) the sum of the current Specified Amount and the Accumulated Value, or



        (2)  the Accumulated Value multiplied by the specified amount factor.



    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance and additional premiums reflected in increased death benefits generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

    -   the current Specified Amount, or


    - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor.



The specified amount factor is the same as under Option A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. Policyowners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value, rather than increased death benefits, generally should select Option B.


    Appendix B shows examples illustrating Option A and Option B.


    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to the Company at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")



    If you change the death benefit option from Option A to Option B, the current Specified Amount will not change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.


    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect a Policyowner's cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.



    CHANGES IN INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Accumulated Value.


    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:


        - A decrease in the Specified Amount will, subject to the applicable specified amount factor limitations (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.



        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.



        - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.



        - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.



        - A partial surrender will reduce the death benefit. (See "POLICY BENEFITS-- Accumulated Value Benefits--SURRENDER PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce Accumulated Value.



    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased. A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

--------------------------------------------------------------------------------

ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), the Policyowner (if residing in a state that has approved such an endorsement) may, by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to the Policyowner. If not attached to the Policy beforehand, the Company will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) the Company reserves the right, in its sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) the Company reserves the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) the Insured or the Policyowner would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in the Home Office of a written request from the Policyowner to cancel the Endorsement or upon termination of the Policy.

    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, the Policyowner should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
--------------------------------------------------------------------------------

BENEFITS AT MATURITY


    If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The Maturity Date is Attained Age 115.

--------------------------------------------------------------------------------

PAYMENT OPTIONS


    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option. There are currently five payment options available. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.


    You may designate an option in the application or notify us in writing at our Home Office. During the life of the Insured, the Policyowner may select a payment option; in addition, during that time the Policyowner may change a previously selected option by sending written notice to the Company requesting the cancellation of the prior option and the designation of a new option. If the Policyowner has not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to the Company, provided that a prior option chosen by the Policyowner is not in effect.

    If no option is chosen, the Company will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not depend upon the investment performance of the Variable Account. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3.0% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract. The Company may, but is not obligated to, declare additional interest to be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. The Company reserves the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3.0% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.


    ALTERNATE PAYMENT OPTION. In lieu of one of the above options, we may settle the accumulated value, cash surrender value or death benefit, as applicable, under any other payment option we make available or under any other payment option you request and we agree to.


--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume, some of which are described below.

SERVICES AND BENEFITS WE PROVIDE:                    -  the death benefit, cash and loan benefits
                                                        under the Policy
                                                     -  investment options, including premium
                                                        allocations
                                                     -  administration of elective options
                                                     -  the distribution of reports to Policyowners

COSTS AND EXPENSES WE INCUR:                         -  costs associated with processing and
                                                        underwriting applications, issuing and
                                                        administering the Policy (including any
                                                        Policy riders)
                                                     -  overhead and other expenses for providing
                                                        services and benefits
                                                     -  sales and marketing expenses
                                                     -  other costs of doing business, such as
                                                        collecting premiums, maintaining records,
                                                        processing claims, effecting transactions,
                                                        and paying Federal, state and local premium
                                                        and other taxes and fees

RISKS WE ASSUME:                                     -  that the cost of insurance charges we may
                                                        deduct are insufficient to meet our actual
                                                        claims because Insureds die sooner than we
                                                        estimate
                                                     -  that the costs of providing the services
                                                        and benefits under the Policies exceed the
                                                        charges we deduct

    The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE


    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Target Premium (or 2% for each premium over the Target Premium) and is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).

--------------------------------------------------------------------------------

MONTHLY DEDUCTION


    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.


    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus


        -  the monthly policy expense charge.


    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month.

    NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;


        (b)  is 1.0032737(1); and



        (c)   is the Accumulated Value.



    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.



    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value

------------------------


(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, premium class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.


    The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.



    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.


    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")


    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.



    FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct monthly administrative charges from Accumulated Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The first year monthly administrative charge is $0.05 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.



    FIRST YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $7 per Policy Month.

--------------------------------------------------------------------------------

TRANSFER CHARGE


    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Policy Year to compensate us for the costs in making the transfer.


        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.


        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.


    Currently there is no charge for changing the net premium allocation instructions.
--------------------------------------------------------------------------------


PARTIAL WITHDRAWAL FEE



    Upon partial withdrawal of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

--------------------------------------------------------------------------------


SURRENDER CHARGE



    We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies by age, sex, underwriting category and Policy Year. We have listed below the maximum Surrender Charge for select ages in various underwriting categories in the first Policy Year.



ISSUE AGE    MALE, TOBACCO     FEMALE, TOBACCO    UNISEX, TOBACCO
   30              17.48              11.40              16.26
   50              44.66              25.82              40.68
   70              57.48              57.48              57.48



    The Surrender Charge is level within each Policy Year. (See "APPENDIX C -- Maximum Surrender Charges.")



    We reserve the right to waive the Surrender Charge after the first Policy Year if the Insured is terminally ill or stays in a qualified nursing care center for 90 days.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES


    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.


    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Fund's Investment Option.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------


    Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.


    A Policyowner may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. The Policyowner may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle a Policyowner to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account.

--------------------------------------------------------------------------------


DECLARED INTEREST OPTION ACCUMULATED VALUE



    Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. The Company guarantees that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. From time to time, we may allow a loan spread of 0% on the gain in a Policy in effect a minimum of 10 years. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.



    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or

    Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which the Company credits, less the sum of all policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

--------------------------------------------------------------------------------


TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS



    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.



    We may delay transfers, partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.


--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase.
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    The Company reserves the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION


    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase.

--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,


        - the Accumulated Value in each Subaccount and in the Declared Interest Option,


        -   outstanding Policy Debt, and

        - premiums paid, partial surrenders made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS


    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:


        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;



        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;


        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences. [See "FEDERAL TAX MATTERS."]
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to the Company at its Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request. The change will be subject to any payment made before the Company recorded the change. The Company may require return of the Policy for endorsement.
--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        -  Universal Cost of Living Increase;

        -  Universal Waiver of Charges;

        -  Universal Adult Term Insurance;

        -  Universal Children's Term Insurance; and

        -  Universal Guaranteed Insurability Option.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------


    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.



    The maximum sales commission payable to broker-dealers will be 115% of premiums up to the first-year Target Premium and 3% of excess premium in the first year and renewal premiums. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (I.E., a premium class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.


    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.


    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.


    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a modified endowment contract will generally not be treated as taxable distributions.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOAN INTEREST. In general, interest on a Policy Loan will not be deductible.

    MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. The Company maintains records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by

    Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.


    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing a Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.


    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 1998, Iowa Farm Bureau Federation owned 54.30% of the outstanding voting shares of FBL Financial Group, Inc.



    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------


OFFICERS AND DIRECTORS OF EQUITRUST LIFE INSURANCE COMPANY


    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Edward M. Wiederstein           Farmer; Chairman and Director, FBL Financial Group, Inc.; President
President and Director            and Director, Iowa Farm Bureau Federation, FBL Insurance
                                  Brokerage, Inc., Farm Bureau Mutual Insurance Company, Utah Farm
                                  Bureau Insurance Company, FBL Financial Services, Inc., Universal
                                  Assurors Life Insurance Company and Farm Bureau Agricultural
                                  Business Corporation; Director, Multi-Pig Corporation, Western
                                  Agricultural Insurance Company, Western Ag Insurance Agency, Inc.,
                                  Western Farm Bureau Life Insurance Company and American Ag
                                  Insurance Company
Richard D. Harris               Senior Vice President and Secretary-Treasurer, Farm Bureau Mutual
Senior Vice President,            Insurance Company, FBL Insurance Brokerage, Inc., Universal
Secretary-Treasurer and           Assurors Life Insurance Company, Utah Farm Bureau Insurance
Director                          Company, Western Farm Bureau Life Insurance Company, FBL Financial
                                  Services, Inc. and FBL Financial Group, Inc.; Senior Vice
                                  President and Assistant Secretary-Treasurer, South Dakota Farm
                                  Bureau Mutual Insurance Company
Stephen M. Morain               Senior Vice President, General Counsel and Management Director, FBL
Senior Vice President, General    Financial Group, Inc.
Counsel and Director
Thomas R. Gibson                Chief Executive Officer and Management Director, FBL Financial
Chief Executive Officer and       Group, Inc.
Director
William J. Oddy                 Chief Operating Officer, FBL Financial Group, Inc.
Executive Vice President,
General Manager and Director
Timothy J. Hoffman              Vice President, Chief Property/Casualty Officer, FBL Financial
Vice President and Director       Group, Inc.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer and
Director
Barbara J. Moore                Vice President-Market Development, FBL Financial Group, Inc.
Vice President
JoAnn W. Rumelhart              Vice President-Life Operations, FBL Financial Group, Inc.
Vice President-Life Operations
John M. Paule                   Vice President-Corporate Administration, FBL Financial Group, Inc.
Vice President-Corporate
Administration
Lynn E. Wilson                  Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
F. Walter Tomenga               Vice President-Corporate Affairs and Marketing Services, FBL
Vice President - Corporate        Financial Group, Inc.
Affairs and Marketing Services
Robert L. Tatge                 Vice President-Property/Casualty Operations, FBL Financial Group,
Vice President                    Inc.
LouAnn Sandburg                 Vice President-Investments and Assistant Treasurer, FBL Financial
Vice President - Investments      Group, Inc.
and Assistant Treasurer
Thomas E. Burlingame            Vice President-Associate General Counsel, FBL Financial Group, Inc.
Vice President - Associate
General Counsel
Kathryn Coleson Horner          Accounting Vice President, FBL Financial Group, Inc.
Accounting Vice President
Dennis M. Marker                Investment Vice President, Administration, FBL Financial Group, Inc.
Investment Vice President,
Administration
Paul Grinvalds                  Variable Operations Vice President, Appointed Actuary, FBL Financial
Variable Operations Vice          Group, Inc.
President
James P. Brannen                Controller and Vice President, FBL Financial Group, Inc.
Controller and Vice President
Christopher G. Daniels          Life Product Development and Pricing Vice President, FBL Financial
Life Product Development and      Group, Inc.
Pricing Vice President
Don Seibel                      GAAP Accounting Vice President, FBL Financial Group, Inc.
GAAP Accounting Vice President
James E. McCarthy               Trust Sales Vice President, FBL Financial Group, Inc.
Trust Sales Vice President
James M. Mincks                 Human Resources Vice President, FBL Financial Group, Inc.
Human Resources Vice President
Scott Shuck                     Marketing Services Vice President, FBL Financial Group, Inc.
Marketing Services Vice
President
Jim Streck                      Traditional Operations Vice President, FBL Financial Group, Inc.
Traditional Operations Vice
President
Blake D. Weber                  Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President

--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------

EXPERTS


    The financial statements of the Variable Account at December 31, 1998 and for the period from October 22, 1998 (date operations commenced) through December 31, 1998, and the statutory-basis financial statements of the Company at December 31, 1998 and 1997 and for the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.
--------------------------------------------------------------------------------

YEAR 2000

    Like other investment funds, financial and business organizations and individuals around the world, the Variable Account could be adversely affected if the computer systems used by the Company and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company has completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. The Company has and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The Company anticipates completing the Year 2000 project prior to any anticipated impact on its operating systems.

    The date on which the Company believes it will complete the Year 2000 modifications is based on management's best estimates, which were derived utilizing numerous assumptions of future events. The Company also recognizes there are outside influences and dependencies relative to its Year 2000 effort, over which it has little or no control. However, the Company is putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third-party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.
--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Variable Account's statement of net assets as of December 31, 1998 and the related statements of operations and changes in net assets for the period from October 22, 1998 (date operations commenced) through December 31, 1998, and the statutory-basis balance sheets of the Company at December 31, 1998 and 1997 and the related statutory-basis statements of operations, changes in net worth and cash flow for the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying statement of net assets of EquiTrust Life Variable Account (comprised of the High Grade Bond, Blue Chip, Capital Appreciation, Disciplined Stock, Equity Income, Mid-Cap Growth, New America Growth and Personal Strategy Balanced Subaccounts) as of December 31, 1998, and the related statements of operations and changes in net assets for the period from October 22, 1998 (date operations commenced) through December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Variable Account at December 31, 1998, and the results of its operations and changes in its net assets for the period from October 22, 1998 through December 31, 1998, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
March 15, 1999

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

ASSETS
Investments in EquiTrust Variable Insurance Series
  Fund:
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 115.89 shares at
     net asset value of $10.19 per share (cost:
     $1,180)                                        $  1,181
  Blue Chip Subaccount:
    Blue Chip Portfolio, 579.95 shares at net
     asset value of $36.87 per share (cost:
     $20,450)                                         21,384
Investment in Dreyfus Variable Investment Fund:
  Capital Appreciation Subaccount:
    Capital Appreciation Portfolio, 693.96 shares
     at net asset value of $36.11 per share (cost:
     $23,882)                                         25,059
  Disciplined Stock Subaccount:
    Disciplined Stock Portfolio, 4.07 shares at
     net asset value of $22.95 per share (cost:
     $91)                                                 93
Investments in T. Rowe Equity Series, Inc.:
  Equity Income Subaccount:
    Equity Income Portfolio, 2.14 shares at net
     asset value of $19.25 per share (cost: $42)          41
  Mid-Cap Growth Subaccount:
    Mid-Cap Growth Portfolio, 1,591.44 shares at
     net asset value of $14.27 per share (cost:
     $20,450)                                         22,710
  New America Growth Subaccount:
    New America Growth Portfolio, 927.44 shares at
     net asset value of $24.74 per share (cost:
     $20,449)                                         22,944
  Personal Strategy Balanced Subaccount:
    Personal Strategy Balanced Portfolio, 123.99
     shares at net asset value of $16.16 per share
     (cost: $2,019)                                    2,004
                                                    --------
Total investments (cost: $88,563)                     95,416
LIABILITIES                                               --
                                                    --------
NET ASSETS                                          $ 95,416
                                                    --------
                                                    --------

                                                                                                           EXTENDED
                                                                                 UNITS        UNIT VALUE     VALUE
                                                                             --------------  ------------  ---------
Net assets are represented by:
  High Grade Bond Subaccount                                                     117.127231  $  10.082625  $   1,181
  Blue Chip Subaccount                                                         2,045.687451     10.453009     21,384
  Capital Appreciation Subaccount                                              2,196.652833     11.407733     25,059
  Disciplined Stock Subaccount                                                     9.056000     10.301457         93
  Equity Income Subaccount                                                         4.120349     10.011287         41
  Mid-Cap Growth Subaccount                                                    2,045.688453     11.101221     22,710
  New America Growth Subaccount                                                2,045.686966     11.216061     22,944
  Personal Strategy Balanced Subaccount                                          184.867833     10.837959      2,004
                                                                                                           ---------
Total net assets                                                                                           $  95,416
                                                                                                           ---------
                                                                                                           ---------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENT OF OPERATIONS
                 PERIOD FROM OCTOBER 22, 1998 (DATE OPERATIONS
                      COMMENCED) THROUGH DECEMBER 31, 1998

                                         HIGH GRADE
                                            BOND         BLUE CHIP
                            COMBINED     SUBACCOUNT     SUBACCOUNT
                           -----------  -------------  -------------
Net investment income
  (operating loss):
  Dividend income           $     230     $       6      $      --
  MORTALITY AND EXPENSE
    RISK CHARGES                  (38)           (1)            (8)
                           -----------        -----          -----
NET INVESTMENT INCOME
  (OPERATING LOSS)                192             5             (8)
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                   12            --              3
  CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
    OF INVESTMENTS              6,853             1            934
                           -----------        -----          -----
NET GAIN (LOSS) ON
  INVESTMENTS                   6,865             1            937
                           -----------        -----          -----
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                $   7,057     $       6      $     929
                           -----------        -----          -----
                           -----------        -----          -----

SEE ACCOMPANYING NOTES.

                                                                                                  PERSONAL
                             CAPITAL     DISCIPLINED                    MID-CAP    NEW AMERICA    STRATEGY
                           APPRECIATION     STOCK      EQUITY INCOME    GROWTH       GROWTH       BALANCED
                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                           -----------  -------------  -------------  -----------  -----------  -------------
Net investment income
  (operating loss):
  Dividend income           $     136     $       1      $       1     $      --    $      --     $      86
  MORTALITY AND EXPENSE
    RISK CHARGES                  (10)           --             --            (8)          (8)           (3)
                           -----------        -----          -----    -----------  -----------          ---
NET INVESTMENT INCOME
  (OPERATING LOSS)                126             1              1            (8)          (8)           83
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                   (1)           --             --             4            5             1
  CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
    OF INVESTMENTS              1,177             2             (1)        2,260        2,495           (15)
                           -----------        -----          -----    -----------  -----------          ---
NET GAIN (LOSS) ON
  INVESTMENTS                   1,176             2             (1)        2,264        2,500           (14)
                           -----------        -----          -----    -----------  -----------          ---
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                $   1,302     $       3      $      --     $   2,256    $   2,492     $      69
                           -----------        -----          -----    -----------  -----------          ---
                           -----------        -----          -----    -----------  -----------          ---

                        EQUITRUST LIFE VARIABLE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                 PERIOD FROM OCTOBER 22, 1998 (DATE OPERATIONS
                      COMMENCED) THROUGH DECEMBER 31, 1998

                                        HIGH GRADE
                                           BOND       BLUE CHIP
                            COMBINED    SUBACCOUNT   SUBACCOUNT
                           -----------  -----------  -----------
Operations:
  Net investment income
    (operating loss)        $     192    $       5    $      (8)
  NET REALIZED GAIN
    (LOSS) FROM
    INVESTMENT
    TRANSACTIONS                   12           --            3
  CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
    OF INVESTMENTS              6,853            1          934
                           -----------  -----------  -----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                    7,057            6          929
Capital share
  transactions:
  Transfers of net
    premiums                   87,191        1,103       20,314
  TRANSFERS OF COST OF
    INSURANCE AND
    TRANSFER CHARGES             (610)         (66)         (62)
  TRANSFERS BETWEEN
    SUBACCOUNTS,
    INCLUDING FIXED
    INTEREST SUBACCOUNT         1,778          138          203
                           -----------  -----------  -----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  CAPITAL SHARE
  TRANSACTIONS                 88,359        1,175       20,455
                           -----------  -----------  -----------
TOTAL INCREASE IN NET
  ASSETS                       95,416        1,181       21,384
Net assets at beginning
  of period                        --           --           --
                           -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD                    $  95,416    $   1,181    $  21,384
                           -----------  -----------  -----------
                           -----------  -----------  -----------

SEE ACCOMPANYING NOTES.

                                                                                                 PERSONAL
                             CAPITAL     DISCIPLINED                    MID-CAP    NEW AMERICA   STRATEGY
                           APPRECIATION     STOCK      EQUITY INCOME    GROWTH       GROWTH      BALANCED
                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                           -----------  -------------  -------------  -----------  -----------  -----------
Operations:
  Net investment income
    (operating loss)        $     126     $       1      $       1     $      (8)   $      (8)   $      83
  NET REALIZED GAIN
    (LOSS) FROM
    INVESTMENT
    TRANSACTIONS                   (1)           --             --             4            5            1
  CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
    OF INVESTMENTS              1,177             2             (1)        2,260        2,495          (15)
                           -----------        -----            ---    -----------  -----------  -----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                    1,302             3             --         2,256        2,492           69
Capital share
  transactions:
  Transfers of net
    premiums                   23,327            --             --        20,314       20,313        1,820
  TRANSFERS OF COST OF
    INSURANCE AND
    TRANSFER CHARGES             (235)           --            (10)          (62)         (63)        (112)
  TRANSFERS BETWEEN
    SUBACCOUNTS,
    INCLUDING FIXED
    INTEREST SUBACCOUNT           665            90             51           202          202          227
                           -----------        -----            ---    -----------  -----------  -----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  CAPITAL SHARE
  TRANSACTIONS                 23,757            90             41        20,454       20,452        1,935
                           -----------        -----            ---    -----------  -----------  -----------
TOTAL INCREASE IN NET
  ASSETS                       25,059            93             41        22,710       22,944        2,004
Net assets at beginning
  of period                        --            --             --            --           --           --
                           -----------        -----            ---    -----------  -----------  -----------
NET ASSETS AT END OF
  PERIOD                    $  25,059     $      93      $      41     $  22,710    $  22,944    $   2,004
                           -----------        -----            ---    -----------  -----------  -----------
                           -----------        -----            ---    -----------  -----------  -----------

                        EQUITRUST LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES
EquiTrust Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within EquiTrust Life Insurance Company (the Company) to fund flexible premium variable universal life insurance policies. The Account commenced operations on October 22, 1998.

The Account has available fifteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Dreyfus Variable Investment Fund, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. At December 31, 1998, eight subaccounts had been utilized by contract owners. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The average cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  EXPENSE CHARGES
The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 7% premium expense charge up to the target premium, as defined (or 2% for each premium over the target premium). The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $5.00 and a first year monthly charge based on age and amount of insurance inforce (plus $5.00 per month). The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial contract surrender. A surrender charge is applicable for all full policy surrenders or lapses in the first ten years of the policy or within ten years

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

2.  EXPENSE CHARGES (CONTINUED)
following an increase in minimum death benefit. This surrender charge varies by age, sex, policy year and other factors as described in the Account's prospectus.

3.  FEDERAL INCOME TAXES
The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

4.  INVESTMENT TRANSACTIONS
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount for the period from October 22, 1998 (date operations commenced) through December 31, 1998 are as follows:

                                                                 PURCHASES     SALES
                                                                ----------------------
High Grade Bond Subaccount                                       $   1,238   $      58
Blue Chip Subaccount                                                20,517          70
Capital Appreciation Subaccount                                     24,052         169
Disciplined Stock Subaccount                                            91          --
Equity Income Subaccount                                                53          11
Mid-Cap Growth Subaccount                                           20,516          70
New America Growth Subaccount                                       20,515          71
Personal Strategy Balanced Subaccount                                2,116          98
                                                                ----------------------
Combined                                                         $  89,098   $     547
                                                                ----------------------
                                                                ----------------------

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Transactions in units of each subaccount for the period from October 22, 1998 (date operations commenced) through December 31, 1998 were as follows:

                                       UNITS SOLD            UNITS REDEEMED           NET INCREASE
                                  --------------------  ------------------------  --------------------
                                    UNITS     AMOUNT       UNITS       AMOUNT       UNITS     AMOUNT
                                  --------------------------------------------------------------------
High Grade Bond Subaccount              123  $   1,232           6    $      57         117  $   1,175
Blue Chip Subaccount                  2,052     20,516           6           61       2,046     20,455
Capital Appreciation Subaccount       2,211     23,916          14          159       2,197     23,757
Disciplined Stock Subaccount              9         90          --           --           9         90
Equity Income Subaccount                  5         51           1           10           4         41
Mid-Cap Growth Subaccount             2,052     20,516           6           62       2,046     20,454
New America Growth Subaccount         2,052     20,516           6           64       2,046     20,452
Personal Strategy Balanced
  Subaccount                            194      2,031           9           96         185      1,935
                                  --------------------------------------------------------------------
Combined                              8,698  $  88,868          48    $     509       8,650  $  88,359
                                  --------------------------------------------------------------------
                                  --------------------------------------------------------------------

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

6.  NET ASSETS
The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 1998 consisted of:

                                                                  HIGH GRADE                   CAPITAL       DISCIPLINED
                                                                     BOND       BLUE CHIP   APPRECIATION        STOCK
                                                      COMBINED    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                     ---------------------------------------------------------------------
Paid-in capital                                       $  88,359       $1,175   $   20,455   $    23,757    $         90
Accumulated undistributed net investment income
  (loss)                                                    192            5           (8 )         126               1
Accumulated undistributed net realized gain (loss)
  from investment transactions                               12           --            3            (1  )           --
Net unrealized appreciation of investments                6,853            1          934         1,177               2
                                                     -----------  -----------  -----------  -------------         -----
Net assets                                           $   95,416   $    1,181   $   21,384   $    25,059    $         93
                                                     -----------  -----------  -----------  -------------         -----
                                                     -----------  -----------  -----------  -------------         -----


                                                                                              PERSONAL
                                                       EQUITY       MID-CAP    NEW AMERICA    STRATEGY
                                                       INCOME       GROWTH       GROWTH       BALANCED
                                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                     ----------------------------------------------------
Paid-in capital                                             $41   $   20,454   $   20,452        $1,935
Accumulated undistributed net investment income
  (loss)                                                      1           (8 )         (8 )          83
Accumulated undistributed net realized gain from
  investment transactions                                    --            4            5             1
Net unrealized appreciation (depreciation) of
  investments                                                (1 )      2,260        2,495           (15  )
                                                     -----------  -----------  -----------  -------------
Net assets                                                  $41   $   22,710   $   22,944        $2,004
                                                     -----------  -----------  -----------  -------------
                                                     -----------  -----------  -----------  -------------

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of EquiTrust Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in net worth, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of EquiTrust Life Insurance Company at December 31, 1998 or 1997, or the results of its operations or its cash flow for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa.

                                          Ernst & Young LLP
Des Moines, Iowa
February 15, 1999

                        EQUITRUST LIFE INSURANCE COMPANY
                        BALANCE SHEETS--STATUTORY BASIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                    DECEMBER 31
                                --------------------
                                  1998       1997
                                --------------------
ADMITTED ASSETS
Bonds:
  United States Government and
    agencies                    $  30,526  $   5,515
  State, municipal and other
    governments                     1,524         --
  Public utilities                  2,085         --
  Industrial and miscellaneous     15,570         --
                                --------------------
                                   49,705      5,515

Cash and short-term
  investments                      22,963      2,593
                                --------------------
Cash and invested assets           72,668      8,108
Premiums deferred and
  uncollected                          11         --
Investment income due and
  accrued                             361         54
Other assets                           98         --
Assets held in separate
  accounts                            503         --
                                --------------------
Total admitted assets           $  73,641  $   8,162
                                --------------------
                                --------------------

LIABILITIES AND NET WORTH
Liabilities:
  Life and annuity policy
    reserves                    $  21,668  $      --
  Policy and contract claims          476         --
  Interest maintenance reserve         40         57
  Payable to affiliates               102         --
  Payable for securities           19,154         --
  Federal income taxes payable        302          1
  Other liabilities                   390         --
  Asset valuation reserve              45         --
  Liabilities related to
    separate accounts                 503         --
                                --------------------
Total liabilities                  42,680         58

Commitments and contingencies
Net worth:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares;
    issued and outstanding
    2,000 shares                    3,000      3,000
  Additional paid-in capital       27,748      5,125
  Unassigned funds for the
    protection of
    policyholders                     213        (21)
                                --------------------
Total net worth                    30,961      8,104
                                --------------------
Total liabilities and net
  worth                         $  73,641  $   8,162
                                --------------------
                                --------------------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS--STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                  YEAR ENDED DECEMBER 31
                                   1998           1997
                                           ---------------
Revenues:
  Life and annuity premiums     $    22,633   $         --
  Net investment income               1,409            476
  Other income                          150             --
                                           ---------------
Total revenues                       24,192            476
Benefits and expenses:
  Benefits paid or provided
    for:
    Annuity benefits                    478             --
    Increase in policy
      reserves                       21,668             --
                                           ---------------
                                     22,146             --
  Commissions                            79             --
  General expenses                      750             --
  Insurance taxes, licenses
    and fees                             76             --
  Net transfers to separate
    accounts                            423             --
  Other                                  99             --
                                           ---------------
Total benefits and expenses          23,573             --
                                           ---------------
Gain from operations before
  federal income taxes
  and net realized capital
  gains                                 619            476
Federal income taxes                    341            148
                                           ---------------
Net gain from operations
  before net realized capital
  gains                                 278            328
Net realized capital gains,
  less related federal income
  tax expense (benefit)
  [1998--$(6); 1997--$61] and
  amounts transferred to
  (from) interest maintenance
  reserve [1998--$(9);
  1997--$33]                              1             --
                                           ---------------
Net income                      $       279   $        328
                                           ---------------
                                           ---------------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET WORTH--STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                                                                 UNASSIGNED
                                                                                                 FUNDS FOR
                                                                                                    THE
                                                                                   ADDITIONAL    PROTECTION
                                                                        COMMON       PAID-IN         OF       TOTAL NET
                                                                         STOCK       CAPITAL    POLICYHOLDERS   WORTH
                                                                      --------------------------------------------------
Balance at January 1, 1997                                             $   3,000    $   7,510    $   22,847   $   33,357
  Net income for 1997                                                         --           --           328          328
  Transfer of assets to TMG Life
    Insurance Company under assumption
    reinsurance agreement                                                     --       (2,823)      (22,847)     (25,670)
  Increase in nonadmitted assets                                              --           --          (349)        (349)
  Other                                                                       --          438            --          438
                                                                      --------------------------------------------------
Balance at December 31, 1997                                               3,000        5,125           (21)       8,104
  Net income for 1998                                                         --           --           279          279
  Decrease in nonadmitted assets                                              --           --            38           38
  Increase in asset valuation reserve                                         --           --           (45)         (45)
  Capital contribution from parent                                            --       22,623            --       22,623
  Other                                                                       --           --           (38)         (38)
                                                                      --------------------------------------------------
Balance at December 31, 1998                                           $   3,000    $  27,748    $      213   $   30,961
                                                                      --------------------------------------------------
                                                                      --------------------------------------------------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                    STATEMENTS OF CASH FLOW--STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                                                               YEAR ENDED DECEMBER 31
                                                                                               ----------------------
                                                                                                  1998        1997
                                                                                               ----------------------
CASH FROM OPERATIONS
Premiums and other considerations                                                              $   22,622  $       --
Net investment income                                                                               1,150         440
Other income                                                                                           52          --
                                                                                               ----------------------
                                                                                                   23,824         440
Annuity benefits                                                                                       (2)         --
Commissions, general insurance expenses and taxes                                                  (1,287)         --
Federal income taxes                                                                                  (40)       (180)
                                                                                               ----------------------
NET CASH FROM OPERATIONS                                                                           22,495         260
CASH FROM INVESTMENTS
Proceeds from bonds sold, matured or repaid                                                         2,298       5,793
Federal income taxes on capital gains and losses                                                        6          --
                                                                                               ----------------------
Total cash from investments                                                                         2,304       5,793
Cost of bonds acquired                                                                            (46,557)     (5,518)
                                                                                               ----------------------
Net cash from investments                                                                         (44,253)        275

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital and surplus paid in                                                                        22,623         438
Other cash provided                                                                                19,594          27
Other cash applied                                                                                    (89)    (16,333)
                                                                                               ----------------------
Net cash from financing and miscellaneous sources                                                  42,128     (15,868)
                                                                                               ----------------------
Net change in cash and short-term investments                                                      20,370     (15,333)
Cash and short-term investments at beginning of year                                                2,593      17,926
                                                                                               ----------------------
Cash and short-term investments at end of year                                                 $   22,963  $    2,593
                                                                                               ----------------------
                                                                                               ----------------------

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

1.SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

EquiTrust Life Insurance Company (the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company which, in turn, is wholly-owned by FBL Financial Group, Inc., operates predominantly in the life insurance industry. The Company currently markets its products, which consist primarily of variable universal life insurance policies and annuity contracts, to individuals in thirty-eight states.

All in force policies, annuities and certificates of the Company were ceded to TMG Life Insurance Company (TMG Life), formerly an affiliated company, through an assumption reinsurance agreement as of January 1, 1997. At December 31, 1997, the Company had no insurance in force. The Company was purchased by Farm Bureau Life Insurance Company on December 30, 1997. The Company was previously owned by TMG Life which is owned by The Mutual Group (U. S.), Inc. [TMG (U. S.)], which itself is a wholly owned subsidiary of The Mutual Life Assurance Company of Canada.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), available-for-sale (carried at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (d) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (e) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (f) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to net worth, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (g) certain assets designated as "non-admitted assets" are charged to net worth rather than being reported as assets; (h) revenues for investment products consist of premiums received rather than policy charges for the cost of insurance policy administration charges, amortization of policy initiation fees and surrender charges assessed; and (i) pension income or expense is recognized in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974 rather than Statement of Financial Accounting Standards (SFAS) No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
A reconciliation of net income for the year ended December 31, 1998, and net worth at December 31, 1998 and 1997, between amounts stated in conformity with generally accepted accounting principles and amounts presented herein is as follows:

                                                                                                           NET WORTH
                                                                                         NET INCOME   --------------------
                                                                                            1998        1998       1997
                                                                                         ---------------------------------

                                                                                              (DOLLARS IN THOUSANDS)
Amounts stated in conformity with generally accepted
  accounting principles                                                                   $     358   $  32,780  $   9,694
Net unrealized appreciation on fixed maturity securities
  available for sale                                                                             --        (597)        --
Other adjustments to investments                                                                (56)        227         --
Deferred policy acquisition costs                                                               (61)        (61)        --
Goodwill                                                                                         72      (1,461)    (1,533)
Future policy benefits                                                                            8           8         --
Deferred income taxes                                                                          (152)         57         --
Interest maintenance reserve                                                                     17         (40)       (57)
Asset valuation reserve                                                                          --         (45)        --
Other                                                                                            93          93         --
                                                                                         ---------------------------------
As set forth herein                                                                       $     279   $  30,961  $   8,104
                                                                                         ---------------------------------
                                                                                         ---------------------------------

Prior to December 31, 1997, separate financial statements prepared in conformity with generally accepted principles were not maintained by the Company.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division, Department of Commerce, of the State of Iowa. At this time, it is unclear whether the State of Iowa will adopt Codification. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PERMITTED PRACTICE

The statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. "Prescribed" statutory accounting practices include regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all practices that are not prescribed, may differ from insurance company to insurance company, and may change in the future.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa to account for the disposition of many of the balance sheet items related to the assumption reinsurance agreement as a change in net worth rather than reporting their effect in the statement of operations. The majority of the assets and liabilities of the Company were transferred to TMG Life effective January 1, 1997, leaving only that amount of invested assets, capital and surplus required to maintain minimum capital. An analysis of these transferred amounts follows (dollars in thousands):

Assets:
  Bonds                                                              $ 295,713
  Common stocks                                                             82
  Mortgage loans                                                        31,697
  Real estate                                                            1,730
  Policy loans                                                          30,643
  Cash and short-term investments                                       16,333
  Other admitted assets                                                  8,297
                                                                     ---------
  Total assets                                                         384,495
  Less liabilities                                                    (358,825)
                                                                     ---------
  Net transferred                                                    $  25,670
                                                                     ---------
                                                                     ---------
Net worth has been reduced as follows:
  Additional paid-in capital                                         $   2,823
  Unassigned funds for the protection of policyholders                  22,847
                                                                     ---------
  Total                                                              $  25,670
                                                                     ---------
                                                                     ---------

In connection with the assumption reinsurance agreement, TMG Life agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from the Company to TMG Life. State rules and regulations require different levels of approval with respect to such transfers. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa to treat all reinsured policies pursuant to assumption reinsurance during the year ended December 31, 1997, even though certain policyholder and/or regulatory approvals had not been secured. However, at December 31, 1998, TMG Life still had not received appropriate approvals with respect to certain policies. As discussed in Note 5, these policies are treated as being reinsured under indemnity reinsurance agreements during the year ended December 31, 1998.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value) and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized and unrealized gains and losses, net of amounts attributed to changes in the general level of interest rates. The Company defers, in the Interest Maintenance Reserve, the portion of realized gains and losses on sales of fixed income investments,

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds generally when there is evidence of default or another indication that such amounts will not be collected. At December 31, 1998 and 1997, the Company excluded no amounts of investment income due and accrued with respect to such practices.

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of twelve months or less to be cash equivalents.

POLICY RESERVES

The reserves for life and annuity policies, all developed by actuarial methods, are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are equal to or greater than the minimum valuation required by law and guaranteed policy cash values.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

Assets and liabilities of the Company's separate accounts formed during 1998 are disclosed in the aggregate in the balance sheets. The statements of operations include the premiums, benefits and other items arising from the operations of the separate accounts of the Company. Premiums totaling $473,000 were received during the year ended December 31, 1998 related to separate accounts.

The separate accounts, which are not guaranteed as to interest, are carried at market value. The excess of the market value of separate account assets over the aggregate reserves has been recorded as a liability, which represents the amount accrued for expense allowances recognized in the reserve. Aggregate reserves and accrued expense allowances were $455,000 and $48,000 at December 31, 1998, respectively.

DIVIDEND RESTRICTIONS

Prior approval of insurance regulatory authorities is required for payment of dividends to the Company's stockholder which exceed an annual limitation. During 1999, the Company could pay dividends to its stockholder of approximately $2.8 million without prior approval of the Commissioner of the Insurance Division, Department of Commerce, of the State of Iowa.

RECLASSIFICATIONS

Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.INVESTMENT OPERATIONS
Components of net investment income are as follows:

                                                                                                YEAR ENDED DECEMBER
                                                                                                         31
                                                                                                --------------------
                                                                                                  1998       1997
                                                                                                --------------------

                                                                                                    (DOLLARS IN
                                                                                                     THOUSANDS)

Bonds                                                                                           $   1,161  $     407
Short-term investments                                                                                194         70
Amortization of interest maintenance reserve                                                            8          3
Other                                                                                                  65         --
                                                                                                --------------------
                                                                                                    1,428        480
Less investment expenses                                                                              (19)        (4)
                                                                                                --------------------
Net investment income                                                                           $   1,409  $     476
                                                                                                --------------------
                                                                                                --------------------

At December 31, 1998 and 1997, the carrying value and estimated market value of the Company's bonds and short-term investments, which comprise its portfolio of debt securities, are as follows:

                                                                                       GROSS         GROSS
                                                                        CARRYING    UNREALIZED    UNREALIZED    ESTIMATED
                                                                          VALUE        GAINS        LOSSES     FAIR VALUE
                                                                        --------------------------------------------------

                                                                                      (DOLLARS IN THOUSANDS)
DECEMBER 31, 1998
Bonds:
  United States Government and agencies:
    Mortgage and asset-backed securities                                $  22,786    $      63     $      (4)   $  22,845
    Other                                                                   7,740           65            --        7,805
  State, municipal and other governments                                    1,524           41            --        1,565
  Public utilities                                                          2,085           34           (23)       2,096
  Industrial and miscellaneous:
    Mortgage and asset-backed securities                                    7,127          133           (23)       7,237
    Other                                                                   8,443          154           (72)       8,525
                                                                        --------------------------------------------------
                                                                           49,705          490          (122)      50,073

Short-term investments                                                     22,981           --            --       22,981
                                                                        --------------------------------------------------
                                                                        $  72,686    $     490     $    (122)   $  73,054
                                                                        --------------------------------------------------
                                                                        --------------------------------------------------
DECEMBER 31, 1997
United States Government and agencies bonds                             $   5,515    $      40     $      --    $   5,555
Short-term investments                                                      2,593           --            --        2,593
                                                                        --------------------------------------------------
                                                                        $   8,108    $      40     $      --    $   8,148
                                                                        --------------------------------------------------
                                                                        --------------------------------------------------

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.INVESTMENT OPERATIONS (CONTINUED)
The carrying value and estimated market value of the Company's portfolio of debt securities at December 31, 1998, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                              CARRYING    ESTIMATED
                                                                                                VALUE    MARKET VALUE
                                                                                              -----------------------

                                                                                              (DOLLARS IN THOUSANDS)

Due in one year or less                                                                       $  28,486   $   28,518
Due after one year through five years                                                             5,404        5,449
Due after five years through ten years                                                            4,347        4,443
Due after ten years                                                                               4,536        4,562
                                                                                              -----------------------
                                                                                                 42,773       42,972
Mortgage and asset-backed securities                                                             29,913       30,082
                                                                                              -----------------------
                                                                                              $  72,686   $   73,054
                                                                                              -----------------------
                                                                                              -----------------------

Proceeds from sales of investments (excluding maturity proceeds) in debt securities were $1.1 million and $5.8 million for the years ended December 31, 1998 and 1997, respectively. Gross gains of $7,000 and $0.1 million were realized in 1998 and 1997, respectively. Gross losses of $21,000 were realized on those sales in 1998.

As described in Note 1, on January 1, 1997, bonds with an admitted asset value of $295.7 million were transferred to TMG Life as part of the assumption reinsurance agreement. No gain or loss was realized on the transfer.

During 1998, Farm Bureau Life Insurance Company transferred 28 securities with a fair market value of $15.0 million to the Company in the form of a capital contribution.

There were no investments which have been non-income producing for the twelve months preceding December 31, 1998.

At December 31, 1998, affidavits of deposits covering bonds with a carrying value of $30.6 million (1997-- $5.6 million), and short-term investments with a carrying value of $22.9 million (1997--$2.5 million) were on deposit with state agencies to meet regulatory requirements.

3.FAIR VALUES OF FINANCIAL INSTRUMENTS
SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
    BONDS: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

    CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

    ASSETS AND LIABILITIES OF SEPARATE ACCOUNTS: Separate account assets and liabilities are reported at estimated fair value in the Company's statutory-basis balance sheets.

    LIFE AND ANNUITY POLICY RESERVES: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities), are stated at the cost the Company would incur to extinguish the liability, i.e., the cash surrender value. The Company is not required to estimate the fair value of its liabilities under other contracts.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107:

                                                                                         DECEMBER 31
                                                                       ------------------------------------------------
                                                                                1998                     1997
                                                                       ----------------------  ------------------------
                                                                       CARRYING                 CARRYING
                                                                         VALUE    FAIR VALUE      VALUE     FAIR VALUE
                                                                       ------------------------------------------------

                                                                                    (DOLLARS IN THOUSANDS)
ADMITTED ASSETS
Bonds (NOTE 2)                                                         $  49,705   $  50,073    $   5,515    $   5,555
Cash and short-term investments                                           22,963      22,963        2,593        2,593
Assets held in separate accounts                                             503         503           --           --
LIABILITIES
Life and annuity policy reserves (NOTE 4)                                 21,663      21,654           --           --
Liabilities related to separate accounts                                     503         503           --           --

4.POLICY AND CONTRACT ATTRIBUTES
A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The carrying value and related cash surrender value (which the Company has established as fair value) on these products by withdrawal characteristics, are summarized as follows at December 31, 1998:

                                                                                                CARRYING    ESTIMATED
                                                                                                  VALUE    FAIR VALUE
                                                                                                ----------------------

                                                                                                (DOLLARS IN THOUSANDS)
Subject to discretionary withdrawal at book value less
 surrender charge of 5% or more                                                                 $     382   $     373
Subject to discretionary withdrawal at book value without adjustment
 [minimal (less than 5%) or no charge or adjustment]                                               29,584      29,584
                                                                                                ----------------------
                                                                                                   29,966      29,957
Reinsurance ceded                                                                                  (7,921)     (7,921)
                                                                                                ----------------------
Total net annuity reserves and deposit fund liabilities                                         $  22,045   $  22,036
                                                                                                ----------------------
                                                                                                ----------------------

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.POLICY AND CONTRACT ATTRIBUTES (CONTINUED)
The above amounts include separate account liabilities related to the Company's variable annuity product aggregating $0.4 million at December 31, 1998. There were no annuity reserves or deposit fund liabilities as of December 31, 1997.

A reconciliation of the amounts transferred to and from the separate accounts during the year ended December 31, 1998 is as follows (dollars in thousands):

Transfers as reported in the summary of operations of the separate accounts statement:
  Transfers to separate accounts                                         $     473
  Transfers from separate accounts                                              49
                                                                             -----
Net transfers to separate accounts                                             424
Reconciling adjustments:
  Fees associated with charges for investment management,
    administration
    and contract guarantees                                                     (1)
                                                                             -----
  Transfers as reported in the statement of operations herein            $     423
                                                                             -----
                                                                             -----

As of December 31, 1998, the Company had no insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law of the State of Iowa.

The Company monitors the level of its contract liabilities, the level of interest rates credited to its interest sensitive products and the assumed rate of return provided within the pricing structure of its other products. These amounts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates.

5.REINSURANCE
As discussed in Note 1, certain business reinsured to TMG Life during 1997 has not received appropriate policyholder and/or regulatory approval to novate the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the year ended December 31, 1998.

In that regard, policy reserves, premiums and expenses are stated net of amounts related to reinsurance agreements. Life and annuity policy reserves have been reduced by $18.2 million at December 31, 1998 for reinsurance ceded to TMG Life. To the extent that TMG Life is later unable to meet its obligations under reinsurance agreements, the Company would be liable. Life and annuity premiums have likewise been reduced (1998--$4.7 million) for amounts paid under the cession agreement. In addition, during the year ended December 31, 1998, insurance benefits paid or provided have been reduced by $3.9 million, for amounts received under the cession agreement.

Reinsurance coverages for life insurance vary according to the age of the insured and risk classification with retention limits ranging up to $.1 million of coverage per individual life. At December 31, 1998, life insurance in force ceded to TMG Life amounted to $599.2 million or approximately 99.32% of total life insurance in force.

6.FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.FEDERAL INCOME TAXES (CONTINUED)
as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

The effective tax rate on net gain from operations before federal income taxes and net realized capital gains is different from the prevailing federal income tax rate as follows:

                                                                                  YEAR ENDED
                                                                                 DECEMBER 31
                                                                             --------------------
                                                                               1998       1997
                                                                             --------------------

                                                                                 (DOLLARS IN
                                                                                  THOUSANDS)

Income tax at federal statutory rate (35%)                                   $     217  $     167
Tax effect (decrease) of:
  External expenditures related to strategic alliances                              95         --
  Goodwill amortization                                                            (36)        --
  Deferred policy acquisition costs                                                 62         --
  Other, net                                                                         3        (19)
                                                                             --------------------
  Federal income taxes                                                       $     341  $     148
                                                                             --------------------
                                                                             --------------------

7.RETIREMENT AND COMPENSATION PLANS
The Company participates with several affiliates in various defined benefit plans sponsored by the Iowa Farm Bureau Federation. The plans are noncontributory and cover substantially all employees. Benefits are based on years of service and the employee's average compensation during the 36 consecutive month period for which the highest average compensation was paid. The funding policy is to make at least the minimum annual contribution required by applicable regulations, including amortization of unfunded prior service cost. The affiliated group's accumulated benefit obligations as of December 31, 1998 based on a 6.75% discount rate totaled $146.1 million. The vested benefit obligation and fair value of plan assets as of December 31, 1998 totaled $110.6 million and $115.7 million, respectively.

The Company is charged for its allocable share of expense for the above-mentioned plans generally based on each employee's time allocated to the Company. Pension expense for these defined benefit plans recorded by the Company in its statements of operations for the year ended December 31, 1998 was $5,000. The Company incurred no expense related to these plans during 1997.

The Company participates with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. Beginning in 1998, the Company contributes FBL Financial Group, Inc. stock in amounts equal to 50 percent of employee contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $1,000 for 1998.

In addition to benefits offered under the aforementioned benefit plans, the Company and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service with the Company. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Such allocations are reviewed annually. For 1998 and 1997, no costs were recognized by the Company related to these benefits.

8.MANAGEMENT AND SERVICES AGREEMENTS
The Company shares certain office facilities and services with the Iowa Farm Bureau Federation and its affiliated companies. These expenses are allocated by the Company on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel, and occupancy costs.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.MANAGEMENT AND SERVICES AGREEMENTS (CONTINUED)
Beginning in 1998, the Company participates in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services to the Company. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to the Company under a separate arrangement. During 1998, the Company incurred related expenses totaling $7,000.

EquiTrust Investment Management Services, Inc., a wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services to the Company. The related fees are based in increments upon the level of assets under management, plus certain out-of-pocket expenses. The Company incurred expenses totaling $19,000 during 1998 related to this agreement. Prior to 1998, similar services were provided by TMG (U. S.). During 1997, the Company paid $4,000 with respect to these services.

9.COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Company may be involved in litigation for which amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 1998, management is not aware of any claims for which a material loss is reasonably possible. TMG Life, as a part of the sale agreement, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business of the Company prior to December 30, 1997.

Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company's policy is to accrue for such assessments only when notice of such assessment is received from a state guaranty fund; accordingly, no amounts have been provided for in the accompanying financial statements for estimated future assessments. Assessments paid by the Company amounted to $10,000 in 1998.

10. IMPACT OF YEAR 2000 (UNAUDITED)
The Company relies on Farm Bureau Life Insurance Company (Farm Bureau) to provide computer services necessary to conduct day-to-day operations. Many of Farm Bureau's computer programs were originally written using two digits rather than four to define a particular year. As a result, these computer programs have time-sensitive software that may recognize a date using "00" as the year 1900 rather than the year 2000. This could cause a system failure or miscalculations causing disruptions to operations, including, but not limited to, a temporary inability to process transactions, send premium notices and calculate policy reserves and accruals. To a lesser extent, the Company is dependent on various non-information technology systems, such as telephone switches. The Year 2000 could also cause these systems to fail or malfunction.

During 1997, Farm Bureau completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. The plan consists of the following four phases: (1) identification of all information technology and non-information technology systems that have time-sensitive software; (2) modification or replacement of the software/systems; (3) testing the modified or new software/systems; and (4) development of a contingency plan to address any critical system that may malfunction. In addition, Farm Bureau has ongoing formal communications with all of its significant vendors to keep abreast of the extent to which Farm Bureau's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 issues.

Farm Bureau has and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. With only a few exceptions, the Year 2000 modifications and

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED) testing have been completed. The exceptions are limited to a few third-party software packages for which the Year 2000 compliant version will become available in the first quarter of 1999. It is anticipated that Farm Bureau will complete its system modifications and testing prior to any material impact on its operating systems. Non-information technology systems that are not Year 2000 compliant have been replaced or have been identified and will be replaced by December 31, 1999.

Despite Farm Bureau's extensive efforts to modify or replace computer programs and information systems that are time-sensitive, Farm Bureau could experience a disruption to its operations as a result of the Year 2000. Farm Bureau has a detailed contingency plan to address any critical system that may malfunction despite the testing being performed. The contingency plan provides for the availability of staff, defines and prioritizes tasks and outlines procedures to fix any systems that are malfunctioning.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------


ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES



    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.



    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.75% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 1998 the total fees and expenses ranged from an annual rate of 0.30% to an annual rate of 1.05% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.


    The tables reflect deduction of the premium expense charge, the monthly Policy expenses charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The surrender values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.


    Applying the current charges and the average Investment Option fees and expenses of 0.75% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of -1.80%, 2.20%, 6.20% and 10.20%, respectively, on a guaranteed basis, and -1.65%, 2.35%, 6.35% and 10.35%, respectively, on a current basis.



    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS-- Taxation of the Company.")


    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *

    Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS



                                                                                                          ASSUMING
                                                              ASSUMING                          0% HYPOTHETICAL GROSS RETURN,
                                                    0% HYPOTHETICAL GROSS RETURN,              NON-GUARANTEED CURRENT COST OF
                                            GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   INSURANCE CHARGES, AND NON-GUARANTEED
                                               AND GUARANTEED MAXIMUM EXPENSE CHARGES              CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------------  ---------------------------------------
           END OF             ACCUMULATED     END OF YEAR      END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%        ACCUMULATED       SURRENDER        DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR         VALUE            VALUE         BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  ---------------  ---------------  -----------  -------------  -----------  -----------
      1.....................          581            106                0        100,106           241             0      100,241
      2.....................        1,190            368                0        100,368           590           102      100,590
      3.....................        1,831            612                0        100,612           927           537      100,927
      4.....................        2,503              *                *              *         1,252           959      101,252
      5.....................        3,209              *                *              *         1,562         1,367      101,562
      6.....................        3,950              *                *              *         1,858         1,774      101,858
      7.....................        4,728              *                *              *         2,139         2,139      102,139
      8.....................        5,545              *                *              *         2,404         2,404      102,404
      9.....................        6,403              *                *              *         2,655         2,655      102,655
     10.....................        7,304              *                *              *         2,891         2,891      102,891
     15.....................       12,530              *                *              *         3,800         3,800      103,800
     20.....................       19,200              *                *              *         4,136         4,136      104,136
     25.....................       27,713              *                *              *         3,789         3,789      103,789
     30.....................       38,578              *                *              *         2,544         2,544      102,544
     35.....................            *              *                *              *             *             *            *
     40.....................            *              *                *              *             *             *            *
     45.....................            *              *                *              *             *             *            *
     50.....................            *              *                *              *             *             *            *
     55.....................            *              *                *              *             *             *            *
     60.....................            *              *                *              *             *             *            *
     65.....................            *              *                *              *             *             *            *
     70.....................            *              *                *              *             *             *            *
     75.....................            *              *                *              *             *             *            *
     80.....................            *              *                *              *             *             *            *
 Age 65.....................       38,578              *                *              *         2,544         2,544      102,544
 Age 70.....................            *              *                *              *             *             *            *
 Age 115....................            *              *                *              *             *             *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.80% ON A GUARANTEED BASIS AND -1.65% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS



                                                                                                          ASSUMING
                                                              ASSUMING                          4% HYPOTHETICAL GROSS RETURN,
                                                    4% HYPOTHETICAL GROSS RETURN,              NON-GUARANTEED CURRENT COST OF
                                            GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   INSURANCE CHARGES, AND NON-GUARANTEED
                                               AND GUARANTEED MAXIMUM EXPENSE CHARGES              CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------------  ---------------------------------------
           END OF             ACCUMULATED     END OF YEAR      END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%        ACCUMULATED       SURRENDER        DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR         VALUE            VALUE         BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  ---------------  ---------------  -----------  -------------  -----------  -----------
      1.....................          581            118                0        100,118           255             0      100,255
      2.....................        1,190            399                0        100,399           632           144      100,632
      3.....................        1,831            674                0        100,674         1,011           621      101,011
      4.....................        2,503              *                *              *         1,391         1,098      101,391
      5.....................        3,209              *                *              *         1,772         1,577      101,772
      6.....................        3,950              *                *              *         2,152         2,068      102,152
      7.....................        4,728              *                *              *         2,530         2,530      102,530
      8.....................        5,545              *                *              *         2,906         2,906      102,906
      9.....................        6,403              *                *              *         3,281         3,281      103,281
     10.....................        7,304              *                *              *         3,654         3,654      103,654
     15.....................       12,530              *                *              *         5,422         5,422      105,422
     20.....................       19,200              *                *              *         6,858         6,858      106,858
     25.....................       27,713              *                *              *         7,746         7,746      107,746
     30.....................       38,578              *                *              *         7,729         7,729      107,729
     35.....................       52,445              *                *              *         5,999         5,999      105,999
     40.....................       70,143              *                *              *         1,424         1,424      101,424
     45.....................            *              *                *              *             *             *            *
     50.....................            *              *                *              *             *             *            *
     55.....................            *              *                *              *             *             *            *
     60.....................            *              *                *              *             *             *            *
     65.....................            *              *                *              *             *             *            *
     70.....................                           *                *              *             *             *            *
     75.....................            *              *                *              *             *             *            *
     80.....................            *              *                *              *             *             *            *
 Age 65.....................       38,578              *                *              *         7,729         7,729      107,729
 Age 70.....................       52,445              *                *              *         5,999         5,999      105,999
 Age 115....................            *              *                *              *             *             *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.20% ON A GUARANTEED BASIS AND 2.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS



                                                           ASSUMING                                 ASSUMING
                                                 8% HYPOTHETICAL GROSS RETURN,           8% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE  INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                         CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  --------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  ------------  -----------  -----------
      1.....................          581           130             0      100,130           270            0      100,270
      2.....................        1,190           432             0      100,432           676          188      100,676
      3.....................        1,831           740             0      100,740         1,100          710      101,100
      4.....................        2,503         1,054            78      101,054         1,543        1,250      101,543
      5.....................        3,209         1,372           396      101,372         2,006        1,811      102,006
      6.....................        3,950         1,693           857      101,693         2,488        2,404      102,488
      7.....................        4,728         2,016         1,363      102,016         2,990        2,990      102,990
      8.....................        5,545         2,339         1,861      102,339         3,513        3,513      103,513
      9.....................        6,403         2,665         2,354      102,665         4,058        4,058      104,058
     10.....................        7,304         2,992         2,840      102,992         4,627        4,627      104,627
     15.....................       12,530         4,590         4,590      104,590         7,815        7,815      107,815
     20.....................       19,200         5,863         5,863      105,863        11,545       11,545      111,545
     25.....................       27,713         6,306         6,306      106,306        15,821       15,821      115,821
     30.....................       38,578         4,959         4,959      104,959        20,528       20,528      120,528
     35.....................       52,445             *             *            *        25,047       25,047      125,047
     40.....................       70,143             *             *            *        28,316       28,316      128,316
     45.....................       92,730             *             *            *        27,264       27,264      127,264
     50.....................            *             *             *            *        17,437       17,437      117,437
     55.....................            *             *             *            *             *            *            *
     60.....................            *             *             *            *             *            *            *
     65.....................            *             *             *            *             *            *            *
     70.....................            *             *             *            *             *            *            *
     75.....................            *             *             *            *             *            *            *
     80.....................            *             *             *            *             *            *            *
 Age 65.....................       38,578         4,959         4,959      104,959        20,528       20,528      120,528
Age 70......................       52,445             *             *            *        25,047       25,047      125,047
Age 115.....................            *             *             *            *             *            *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.20% ON A GUARANTEED BASIS AND 6.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS



                                                            ASSUMING                                 ASSUMING
                                                 12% HYPOTHETICAL GROSS RETURN,           12% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE   NON-GUARANTEED CURRENT COST OF INSURANCE
                                                CHARGES, AND GUARANTEED MAXIMUM        CHARGES, AND NON-GUARANTEED CURRENT
                                                        EXPENSE CHARGES                          EXPENSE CHARGES
                                 PREMIUMS    --------------------------------------  ----------------------------------------
           END OF              ACCUMULATED   END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR
           POLICY                 AT 5%      ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER       DEATH
            YEAR                 PER YEAR       VALUE         VALUE       BENEFIT       VALUE         VALUE        BENEFIT
         -----------           ------------  ------------  -----------  -----------  ------------  ------------  ------------
      1......................          581           142            0      100,142            285             0       100,285
      2......................        1,190           466            0      100,466            720           232       100,720
      3......................        1,831           810            0      100,810          1,193           803       101,193
      4......................        2,503         1,175          199      101,175          1,707         1,414       101,707
      5......................        3,209         1,563          587      101,563          2,265         2,070       102,265
      6......................        3,950         1,972        1,136      101,972          2,871         2,787       102,871
      7......................        4,728         2,405        1,752      102,405          3,529         3,529       103,529
      8......................        5,545         2,862        2,384      102,862          4,243         4,243       104,243
      9......................        6,403         3,348        3,037      103,348          5,020         5,020       105,020
     10......................        7,304         3,863        3,711      103,863          5,867         5,867       105,867
     15......................       12,530         6,954        6,954      106,954         11,346        11,346       111,346
     20......................       19,200        11,004       11,004      111,004         19,643        19,643       119,643
     25......................       27,713        16,180       16,180      116,180         32,341        32,341       132,341
     30......................       38,578        22,467       22,467      122,467         51,901        51,901       151,901
     35......................       52,445        28,535       28,535      128,535         81,832        81,832       181,832
     40......................       70,143        31,534       31,534      131,534        127,663       127,663       227,663
     45......................       92,730        22,390       22,390      122,390        196,615       196,615       296,615
     50......................      121,558             *            *            *        300,233       300,233       400,233
     55......................      158,351             *            *            *        455,804       455,804       555,804
     60......................      205,309             *            *            *        690,165       690,165       790,165
     65......................      265,240             *            *            *        995,312       995,312     1,095,312
     70......................      341,730             *            *            *      1,411,986     1,411,986     1,511,986
     75......................      439,352             *            *            *      2,066,760     2,066,760     2,166,760
     80......................      563,945             *            *            *      3,120,613     3,120,613     3,220,613
 Age 65......................       38,578        22,467       22,467      122,467         51,901        51,901       151,901
 Age 70......................       52,445        28,535       28,535      128,535         81,832        81,832       181,832
Age 115......................      563,945             *            *            *      3,120,613     3,120,613     3,220,613


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.20% ON A GUARANTEED BASIS AND 10.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS



                                                             ASSUMING                                   ASSUMING
                                                   0% HYPOTHETICAL GROSS RETURN,              0% HYPOTHETICAL GROSS RETURN,
                                               GUARANTEED MAXIMUM COST OF INSURANCE          NON-GUARANTEED CURRENT COST OF
                                              CHARGES, AND GUARANTEED MAXIMUM EXPENSE     INSURANCE CHARGES, AND NON-GUARANTEED
                                                              CHARGES                            CURRENT EXPENSE CHARGES
                                PREMIUMS    -------------------------------------------  ---------------------------------------
           END OF             ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED      SURRENDER        DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE           VALUE         BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  ---------------  -----------  -------------  -----------  -----------
      1.....................          581           107               0        100,000           241             0      100,000
      2.....................        1,190           369               0        100,000           591           103      100,000
      3.....................        1,831           614               0        100,000           929           539      100,000
      4.....................        2,503             *               *              *         1,255           962      100,000
      5.....................        3,208             *               *              *         1,568         1,373      100,000
      6.....................        3,950             *               *              *         1,866         1,782      100,000
      7.....................        4,728             *               *              *         2,149         2,149      100,000
      8.....................        5,545             *               *              *         2,418         2,418      100,000
      9.....................        6,403             *               *              *         2,673         2,673      100,000
     10.....................        7,303             *               *              *         2,914         2,914      100,000
     15.....................       12,530             *               *              *         3,860         3,860      100,000
     20.....................       19,200             *               *              *         4,257         4,257      100,000
     25.....................       27,713             *               *              *         3,998         3,998      100,000
     30.....................       38,578             *               *              *         2,854         2,854      100,000
     35.....................       52,445             *               *              *           219           219      100,000
     40.....................            *             *               *              *             *             *            *
     45.....................            *             *               *              *             *             *            *
     50.....................            *             *               *              *             *             *            *
     55.....................            *             *               *              *             *             *            *
     60.....................            *             *               *              *             *             *            *
     65.....................            *             *               *              *             *             *            *
     70.....................            *             *               *              *             *             *            *
     75.....................            *             *               *              *             *             *            *
     80.....................            *             *               *              *             *             *            *
 Age 65.....................       38,578             *               *              *         2,854         2,854      100,000
 Age 70.....................       52,445             *               *              *           219           219      100,000
Age 115.....................            *             *               *              *             *             *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.80% ON A GUARANTEED BASIS AND -1.65% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS



                                                                                                          ASSUMING
                                                              ASSUMING                          4% HYPOTHETICAL GROSS RETURN,
                                                    4% HYPOTHETICAL GROSS RETURN,              NON-GUARANTEED CURRENT COST OF
                                            GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   INSURANCE CHARGES, AND NON-GUARANTEED
                                               AND GUARANTEED MAXIMUM EXPENSE CHARGES              CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------------  ---------------------------------------
           END OF             ACCUMULATED     END OF YEAR      END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%        ACCUMULATED       SURRENDER        DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR         VALUE            VALUE         BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  ---------------  ---------------  -----------  -------------  -----------  -----------
      1.....................          581            119                0        100,000           256             0      100,000
      2.....................        1,190            401                0        100,000           633           145      100,000
      3.....................        1,831            677                0        100,000         1,013           623      100,000
      4.....................        2,503              *                *              *         1,395         1,102      100,000
      5.....................        3,208              *                *              *         1,778         1,583      100,000
      6.....................        3,950              *                *              *         2,161         2,077      100,000
      7.....................        4,728              *                *              *         2,543         2,543      100,000
      8.....................        5,545              *                *              *         2,924         2,924      100,000
      9.....................        6,403              *                *              *         3,304         3,304      100,000
     10.....................        7,303              *                *              *         3,684         3,684      100,000
     15.....................       12,530              *                *              *         5,512         5,512      100,000
     20.....................       19,200              *                *              *         7,069         7,069      100,000
     25.....................       27,713              *                *              *         8,175         8,175      100,000
     30.....................       38,578              *                *              *         8,510         8,510      100,000
     35.....................       52,445              *                *              *         7,303         7,303      100,000
     40.....................       70,143              *                *              *         3,345         3,345      100,000
     45.....................            *              *                *              *             *             *            *
     50.....................            *              *                *              *             *             *            *
     55.....................            *              *                *              *             *             *            *
     60.....................            *              *                *              *             *             *            *
     65.....................            *              *                *              *             *             *            *
     70.....................            *              *                *              *             *             *            *
     75.....................            *              *                *              *             *             *            *
     80.....................            *              *                *              *             *             *            *
 Age 65.....................       38,578              *                *              *         8,510         8,510      100,000
 Age 70.....................       52,445              *                *              *         7,303         7,303      100,000
Age 115.....................            *              *                *              *             *             *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.20% ON A GUARANTEED BASIS AND 2.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS



                                                           ASSUMING                                 ASSUMING
                                                 8% HYPOTHETICAL GROSS RETURN,           8% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE  INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                         CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  --------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  ------------  -----------  -----------
      1.....................          581           131             0      100,000           271            0      100,000
      2.....................        1,190           433             0      100,000           677          189      100,000
      3.....................        1,831           743             0      100,000         1,102          712      100,000
      4.....................        2,503         1,059            83      100,000         1,547        1,254      100,000
      5.....................        3,208         1,381           405      100,000         2,013        1,818      100,000
      6.....................        3,950         1,707           871      100,000         2,498        2,414      100,000
      7.....................        4,728         2,035         1,382      100,000         3,005        3,005      100,000
      8.....................        5,545         2,366         1,888      100,000         3,535        3,535      100,000
      9.....................        6,403         2,701         2,390      100,000         4,088        4,088      100,000
     10.....................        7,303         3,040         2,888      100,000         4,667        4,667      100,000
     15.....................       12,530         4,741         4,741      100,000         7,950        7,950      100,000
     20.....................       19,200         6,237         6,237      100,000        11,917       11,917      100,000
     25.....................       27,713         7,108         7,108      100,000        16,710       16,710      100,000
     30.....................       38,578         6,493         6,493      100,000        22,482       22,482      100,000
     35.....................       52,445         1,927         1,927      100,000        29,173       29,173      100,000
     40.....................       70,143             *             *            *        36,770       36,770      100,000
     45.....................       92,730             *             *            *        44,521       44,521      100,000
     50.....................      121,558             *             *            *        51,835       51,835      100,000
     55.....................      158,351             *             *            *        57,582       57,582      100,000
     60.....................      205,309             *             *            *        59,472       59,472      100,000
     65.....................      265,240             *             *            *        15,333       15,333      100,000
     70.....................            *             *             *            *             *            *            *
     75.....................            *             *             *            *             *            *            *
     80.....................            *             *             *            *             *            *            *
 Age 65.....................       38,578         6,493         6,493      100,000        22,482       22,482      100,000
 Age 70.....................       52,445         1,927         1,927      100,000        29,173       29,173      100,000
Age 115.....................            *             *             *            *             *            *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.20% ON A GUARANTEED BASIS AND 6.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS



                                                          ASSUMING                                  ASSUMING
                                               12% HYPOTHETICAL GROSS RETURN,            12% HYPOTHETICAL GROSS RETURN,
                                            GUARANTEED MAXIMUM COST OF INSURANCE    NON-GUARANTEED CURRENT COST OF INSURANCE
                                          CHARGES, AND GUARANTEED MAXIMUM EXPENSE     CHARGES, AND NON-GUARANTEED CURRENT
                                                          CHARGES                               EXPENSE CHARGES
                              PREMIUMS    ----------------------------------------  ----------------------------------------
          END OF            ACCUMULATED   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR
          POLICY               AT 5%      ACCUMULATED    SURRENDER       DEATH      ACCUMULATED    SURRENDER       DEATH
           YEAR               PER YEAR       VALUE         VALUE        BENEFIT        VALUE         VALUE        BENEFIT
       -----------          ------------  ------------  ------------  ------------  ------------  ------------  ------------
      1...................          581            143             0       100,000           285             0       100,000
      2...................        1,190            467             0       100,000           721           233       100,000
      3...................        1,831            813             0       100,000         1,196           806       100,000
      4...................        2,503          1,181           205       100,000         1,712         1,419       100,000
      5...................        3,208          1,573           597       100,000         2,273         2,078       100,000
      6...................        3,950          1,988         1,152       100,000         2,884         2,800       100,000
      7...................        4,728          2,428         1,775       100,000         3,547         3,547       100,000
      8...................        5,545          2,896         2,418       100,000         4,270         4,270       100,000
      9...................        6,403          3,394         3,083       100,000         5,059         5,059       100,000
     10...................        7,303          3,927         3,775       100,000         5,920         5,920       100,000
     15...................       12,530          7,186         7,186       100,000        11,551        11,551       100,000
     20...................       19,200         11,689        11,689       100,000        20,298        20,298       100,000
     25...................       27,713         17,980        17,980       100,000        34,187        34,187       100,000
     30...................       38,578         26,911        26,911       100,000        56,759        56,759       100,000
     35...................       52,445         39,355        39,355       100,000        94,296        94,296       109,383
     40...................       70,143         57,703        57,703       100,000       156,184       156,184       167,117
     45...................       92,730         87,667        87,667       100,000       257,112       257,112       269,968
     50...................      121,558        141,908       141,908       149,003       419,747       419,747       440,735
     55...................      158,351        224,886       224,886       236,131       679,605       679,605       713,586
     60...................      205,309        355,945       355,945       359,504     1,100,825     1,100,825     1,111,834
     65...................      265,240        563,031       563,031       568,661     1,784,557     1,784,557     1,802,403
     70...................      341,730        869,427       869,427       878,121     2,873,803     2,873,803     2,902,541
     75...................      439,352      1,341,022     1,341,022     1,354,432     4,616,545     4,616,545     4,662,711
     80...................      563,945      2,066,885     2,066,885     2,087,553     7,404,434     7,404,434     7,478,478
 Age 65...................       38,578         26,911        26,911       100,000        56,759        56,759       100,000
 Age 70...................       52,445         39,355        39,355       100,000        94,296        94,296       109,383
 Age 115..................      563,945      2,066,885     2,066,885     2,087,553     7,404,434     7,404,434     7,478,478


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.20% ON A GUARANTEED BASIS AND 10.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS



                                                           ASSUMING                                 ASSUMING
                                                 0% HYPOTHETICAL GROSS RETURN,            0% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE   INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                          CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  ---------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  -------------  -----------  -----------
      1.....................          744           227             0      100,227           371             0      100,371
      2.....................        1,526           608             0      100,608           849           205      100,849
      3.....................        2,347           970             0      100,970         1,312           797      101,312
      4.....................        3,209         1,312            24      101,312         1,761         1,375      101,761
      5.....................        4,114         1,635           504      101,635         2,193         1,967      102,193
      6.....................        5,064         1,935         1,015      101,935         2,609         2,517      102,609
      7.....................        6,061         2,211         1,493      102,211         3,008         3,008      103,008
      8.....................        7,109         2,464         1,938      102,464         3,389         3,389      103,389
      9.....................        8,209         2,692         2,350      102,692         3,752         3,752      103,752
     10.....................        9,364         2,893         2,726      102,893         4,096         4,096      104,096
     15.....................       16,064         3,426         3,426      103,426         5,451         5,451      105,451
     20.....................       24,616         2,879         2,879      102,879         6,006         6,006      106,006
     25.....................       35,530           549           549      100,549         5,370         5,370      105,370
     30.....................       49,460             *             *            *         3,007         3,007      103,007
     35.....................            *             *             *            *             *             *            *
     40.....................            *             *             *            *             *             *            *
     45.....................            *             *             *            *             *             *            *
     50.....................            *             *             *            *             *             *            *
     55.....................            *             *             *            *             *             *            *
     60.....................            *             *             *            *             *             *            *
     65.....................            *             *             *            *             *             *            *
     70.....................            *             *             *            *             *             *            *
     75.....................            *             *             *            *             *             *            *
     80.....................            *             *             *            *             *             *            *
 Age 65.....................       49,460             *             *            *         3,007         3,007      103,007
 Age 70.....................            *             *             *            *             *             *            *
Age 115.....................            *             *             *            *             *             *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.80% ON A GUARANTEED BASIS AND -1.65% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS



                                                           ASSUMING                                 ASSUMING
                                                 4% HYPOTHETICAL GROSS RETURN,            4% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE   INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                          CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  ---------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  -------------  -----------  -----------
      1.....................          744           244             0      100,244           391             0      100,391
      2.....................        1,526           655             0      100,655           907           263      100,907
      3.....................        2,347         1,063             0      101,063         1,429           914      101,429
      4.....................        3,209         1,466           178      101,466         1,955         1,569      101,955
      5.....................        4,114         1,864           733      101,864         2,485         2,259      102,485
      6.....................        5,064         2,254         1,334      102,254         3,017         2,925      103,017
      7.....................        6,061         2,634         1,916      102,634         3,552         3,552      103,552
      8.....................        7,109         3,004         2,478      103,004         4,088         4,088      104,088
      9.....................        8,209         3,360         3,018      103,360         4,624         4,624      104,624
     10.....................        9,364         3,701         3,534      103,701         5,159         5,159      105,159
     15.....................       16,064         5,071         5,071      105,071         7,730         7,730      107,730
     20.....................       24,616         5,467         5,467      105,467         9,857         9,857      109,857
     25.....................       35,530         3,897         3,897      103,897        10,988        10,988      110,988
     30.....................       49,460             *             *            *        10,300        10,300      110,300
     35.....................       67,239             *             *            *         6,631         6,631      106,631
     40.....................            *             *             *            *             *             *            *
     45.....................            *             *             *            *             *             *            *
     50.....................            *             *             *            *             *             *            *
     55.....................            *             *             *            *             *             *            *
     60.....................            *             *             *            *             *             *            *
     65.....................            *             *             *            *             *             *            *
     70.....................            *             *             *            *             *             *            *
     75.....................            *             *             *            *             *             *            *
     70.....................            *             *             *            *             *             *            *
 Age 65.....................       49,460             *             *            *        10,300        10,300      110,300
 Age 70.....................       67,239             *             *            *         6,631         6,631      106,631
Age 115.....................            *             *             *            *             *             *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.20% ON A GUARANTEED BASIS AND 2.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS



                                                           ASSUMING                                ASSUMING
                                                8% HYPOTHETICAL GROSS RETURN,           8% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE       NON-GUARANTEED CURRENT COST OF
                                               CHARGES, AND GUARANTEED MAXIMUM      INSURANCE CHARGES, AND NON-GUARANTEED
                                                       EXPENSE CHARGES                     CURRENT EXPENSE CHARGES
                                PREMIUMS    --------------------------------------  --------------------------------------
           END OF             ACCUMULATED   END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%      ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR       VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  ------------  -----------  -----------  ------------  -----------  -----------
      1.....................          744           262            0      100,262           411            0      100,411
      2.....................        1,526           704            0      100,704           967          323      100,967
      3.....................        2,347         1,161            0      101,161         1,552        1,037      101,552
      4.....................        3,209         1,633          345      101,633         2,165        1,779      102,165
      5.....................        4,114         2,120          989      102,120         2,809        2,583      102,809
      6.....................        5,064         2,620        1,700      102,620         3,484        3,392      103,484
      7.....................        6,061         3,132        2,414      103,132         4,191        4,191      104,191
      8.....................        7,109         3,657        3,131      103,657         4,931        4,931      104,931
      9.....................        8,209         4,192        3,850      104,192         5,706        5,706      105,706
     10.....................        9,364         4,737        4,570      104,737         6,516        6,516      106,516
     15.....................       16,064         7,527        7,527      107,527        11,084       11,084      111,084
     20.....................       24,616        10,055       10,055      110,055        16,464       16,464      116,464
     25.....................       35,530        11,263       11,263      111,263        22,401       22,401      122,401
     30.....................       49,460         9,193        9,193      109,193        28,328       28,328      128,328
     35.....................       67,239            78           78      100,078        33,204       33,204      133,204
     40.....................       89,929             *            *            *        34,993       34,993      134,993
     45.....................      118,889             *            *            *        30,115       30,115      130,115
     50.....................      155,849             *            *            *        14,012       14,012      114,012
     55.....................            *             *            *            *             *            *            *
     60.....................            *             *            *            *             *            *            *
     65.....................            *             *            *            *             *            *            *
     70.....................            *             *            *            *             *            *            *
     75.....................            *             *            *            *             *            *            *
     80.....................            *             *            *            *             *            *            *
 Age 65.....................       49,460         9,193        9,193      109,193        28,328       28,328      128,328
 Age 70.....................       67,239            78           78      100,078        33,204       33,204      133,204
Age 115.....................            *             *            *            *             *            *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.20% ON A GUARANTEED BASIS AND 6.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS



                                                              ASSUMING                                 ASSUMING
                                                   12% HYPOTHETICAL GROSS RETURN,           12% HYPOTHETICAL GROSS RETURN,
                                                GUARANTEED MAXIMUM COST OF INSURANCE   NON-GUARANTEED CURRENT COST OF INSURANCE
                                                  CHARGES, AND GUARANTEED MAXIMUM        CHARGES, AND NON-GUARANTEED CURRENT
                                                          EXPENSE CHARGES                          EXPENSE CHARGES
                                   PREMIUMS    --------------------------------------  ----------------------------------------
            END OF               ACCUMULATED   END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR
            POLICY                  AT 5%      ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER       DEATH
             YEAR                  PER YEAR       VALUE         VALUE       BENEFIT       VALUE         VALUE        BENEFIT
          -----------            ------------  ------------  -----------  -----------  ------------  ------------  ------------
      1........................          744           279            0      100,279            432             0       100,432
      2........................        1,526           754            0      100,754          1,029           385       101,029
      3........................        2,347         1,265            0      101,265          1,681         1,166       101,681
      4........................        3,209         1,815          527      101,815          2,393         2,007       102,393
      5........................        4,114         2,406        1,275      102,406          3,169         2,943       103,169
      6........................        5,064         3,039        2,119      103,039          4,016         3,924       104,016
      7........................        6,061         3,718        3,000      103,718          4,939         4,939       104,939
      8........................        7,109         4,446        3,920      104,446          5,946         5,946       105,946
      9........................        8,209         5,226        4,884      105,226          7,045         7,045       107,045
     10........................        9,364         6,062        5,895      106,062          8,243         8,243       108,243
     15........................       16,064        11,187       11,187      111,187         16,025        16,025       116,025
     20........................       24,616        18,158       18,158      118,158         27,843        27,843       127,843
     25........................       35,530        27,065       27,065      127,065         45,665        45,665       145,665
     30........................       49,460        37,484       37,484      137,484         72,463        72,463       172,463
     35........................       67,239        47,481       47,481      147,481        112,810       112,810       212,810
     40........................       89,929        52,236       52,236      152,236        173,515       173,515       273,515
     45........................      118,889        40,857       40,857      140,857        264,795       264,795       364,795
     50........................      155,849             *            *            *        403,751       403,751       503,751
     55........................      203,020             *            *            *        617,356       617,356       717,356
     60........................      263,225             *            *            *        949,799       949,799     1,049,799
     65........................      340,062             *            *            *      1,419,749     1,419,749     1,519,749
     70........................      438,129             *            *            *      2,107,098     2,107,098     2,207,098
     75........................      563,290             *            *            *      3,204,728     3,204,728     3,304,728
     80........................      723,030             *            *            *      4,983,195     4,983,195     5,083,195
 Age 65........................       49,460        37,484       37,484      137,484         72,463        72,463       172,463
 Age 70........................       67,239        47,481       47,481      147,481        112,810       112,810       212,810
Age 115........................      723,030             *            *            *      4,983,195     4,983,195     5,083,195


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.20% ON A GUARANTEED BASIS AND 10.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS



                                                           ASSUMING                                 ASSUMING
                                                 0% HYPOTHETICAL GROSS RETURN,            0% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE   INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                          CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  ---------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  -------------  -----------  -----------
      1.....................          744           228             0      100,000           371             0      100,000
      2.....................        1,526           610             0      100,000           850           206      100,000
      3.....................        2,347           974             0      100,000         1,315           800      100,000
      4.....................        3,209         1,319            31      100,000         1,766         1,380      100,000
      5.....................        4,114         1,646           515      100,000         2,202         1,976      100,000
      6.....................        5,064         1,951         1,031      100,000         2,621         2,529      100,000
      7.....................        6,061         2,233         1,515      100,000         3,024         3,024      100,000
      8.....................        7,109         2,493         1,967      100,000         3,411         3,411      100,000
      9.....................        8,209         2,729         2,387      100,000         3,780         3,780      100,000
     10.....................        9,364         2,940         2,773      100,000         4,131         4,131      100,000
     15.....................       16,064         3,540         3,540      100,000         5,546         5,546      100,000
     20.....................       24,616         3,096         3,096      100,000         6,211         6,211      100,000
     25.....................       35,530           864           864      100,000         5,753         5,753      100,000
     30.....................       49,460             *             *            *         3,605         3,605      100,000
     35.....................            *             *             *            *             *             *            *
     40.....................            *             *             *            *             *             *            *
     45.....................            *             *             *            *             *             *            *
     50.....................            *             *             *            *             *             *            *
     55.....................            *             *             *            *             *             *            *
     60.....................            *             *             *            *             *             *            *
     65.....................            *             *             *            *             *             *            *
     70.....................            *             *             *            *             *             *            *
     75.....................            *             *             *            *             *             *            *
     80.....................            *             *             *            *             *             *            *
 Age 65.....................       49,460             *             *            *         3,605         3,605      100,000
 Age 70.....................            *             *             *            *             *             *            *
Age 115.....................            *             *             *            *             *             *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.80% ON A GUARANTEED BASIS AND -1.65% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS



                                                           ASSUMING                                 ASSUMING
                                                 4% HYPOTHETICAL GROSS RETURN,           4% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE  INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                         CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  --------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  ------------  -----------  -----------
      1.....................          744           245             0      100,000           391            0      100,000
      2.....................        1,526           657             0      100,000           909          265      100,000
      3.....................        2,347         1,067             0      100,000         1,432          917      100,000
      4.....................        3,209         1,474           186      100,000         1,961        1,575      100,000
      5.....................        4,114         1,877           746      100,000         2,494        2,268      100,000
      6.....................        5,064         2,273         1,353      100,000         3,031        2,939      100,000
      7.....................        6,061         2,661         1,943      100,000         3,572        3,572      100,000
      8.....................        7,109         3,040         2,514      100,000         4,115        4,115      100,000
      9.....................        8,209         3,408         3,066      100,000         4,660        4,660      100,000
     10.....................        9,364         3,762         3,595      100,000         5,206        5,206      100,000
     15.....................       16,064         5,245         5,245      100,000         7,872        7,872      100,000
     20.....................       24,616         5,858         5,858      100,000        10,211       10,211      100,000
     25.....................       35,530         4,639         4,639      100,000        11,765       11,765      100,000
     30.....................       49,460             *             *            *        11,823       11,823      100,000
     35.....................       67,239             *             *            *         9,252        9,252      100,000
     40.....................       89,929             *             *            *         1,835        1,835      100,000
     45.....................            *             *             *            *             *            *            *
     50.....................            *             *             *            *             *            *            *
     55.....................            *             *             *            *             *            *            *
     60.....................            *             *             *            *             *            *            *
     65.....................            *             *             *            *             *            *            *
     70.....................            *             *             *            *             *            *            *
     75.....................            *             *             *            *             *            *            *
     80.....................            *             *             *            *             *            *            *
 Age 65.....................       49,460             *             *            *        11,823       11,823      100,000
 Age 70.....................       67,239             *             *            *         9,252        9,252      100,000
Age 115.....................            *             *             *            *             *            *            *


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.20% ON A GUARANTEED BASIS AND 2.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS



                                                           ASSUMING                                ASSUMING
                                                8% HYPOTHETICAL GROSS RETURN,           8% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE       NON-GUARANTEED CURRENT COST OF
                                               CHARGES, AND GUARANTEED MAXIMUM      INSURANCE CHARGES, AND NON-GUARANTEED
                                                       EXPENSE CHARGES                     CURRENT EXPENSE CHARGES
                                PREMIUMS    --------------------------------------  --------------------------------------
           END OF             ACCUMULATED   END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%      ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR       VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  ------------  -----------  -----------  ------------  -----------  -----------
      1.....................          744           263            0      100,000           412            0      100,000
      2.....................        1,526           706            0      100,000           969          325      100,000
      3.....................        2,347         1,166            0      100,000         1,555        1,040      100,000
      4.....................        3,209         1,643          355      100,000         2,172        1,786      100,000
      5.....................        4,114         2,135        1,004      100,000         2,820        2,594      100,000
      6.....................        5,064         2,643        1,723      100,000         3,500        3,408      100,000
      7.....................        6,061         3,165        2,447      100,000         4,215        4,215      100,000
      8.....................        7,109         3,702        3,176      100,000         4,965        4,965      100,000
      9.....................        8,209         4,253        3,911      100,000         5,752        5,752      100,000
     10.....................        9,364         4,818        4,651      100,000         6,577        6,577      100,000
     15.....................       16,064         7,793        7,793      100,000        11,298       11,298      100,000
     20.....................       24,616        10,762       10,762      100,000        17,081       17,081      100,000
     25.....................       35,530        12,934       12,934      100,000        23,998       23,998      100,000
     30.....................       49,460        12,737       12,737      100,000        32,143       32,143      100,000
     35.....................       67,239         6,560        6,560      100,000        41,736       41,736      100,000
     40.....................       89,929             *            *            *        53,205       53,205      100,000
     45.....................      118,889             *            *            *        67,687       67,687      100,000
     50.....................      155,849             *            *            *        89,000       89,000      100,000
     55.....................      203,020             *            *            *       122,180      122,180      128,289
     60.....................      263,225             *            *            *       167,456      167,456      169,130
     65.....................      340,062             *            *            *       228,892      228,892      231,181
     70.....................      438,129             *            *            *       309,720      309,720      312,817
     75.....................      563,290             *            *            *       416,967      416,967      421,135
     80.....................      723,030             *            *            *       559,367      559,367      561,959
 Age 65.....................       49,460        12,737       12,737      100,000        32,143       32,143      100,000
 Age 70.....................       67,239         6,560        6,560      100,000        41,736       41,736      100,000
Age 115.....................      723,030             *            *            *       559,367      559,367      561,959


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.20% ON A GUARANTEED BASIS AND 6.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS



                                                            ASSUMING                                  ASSUMING
                                                 12% HYPOTHETICAL GROSS RETURN,            12% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE    NON-GUARANTEED CURRENT COST OF INSURANCE
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE     CHARGES, AND NON-GUARANTEED CURRENT
                                                            CHARGES                               EXPENSE CHARGES
                                PREMIUMS    ----------------------------------------  ----------------------------------------
           END OF             ACCUMULATED   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR
           POLICY                AT 5%      ACCUMULATED    SURRENDER       DEATH      ACCUMULATED    SURRENDER       DEATH
            YEAR                PER YEAR       VALUE         VALUE        BENEFIT        VALUE         VALUE        BENEFIT
        -----------           ------------  ------------  ------------  ------------  ------------  ------------  ------------
      1.....................          744            280             0       100,000           432             0       100,000
      2.....................        1,526            757             0       100,000         1,031           387       100,000
      3.....................        2,347          1,271             0       100,000         1,685         1,170       100,000
      4.....................        3,209          1,825           537       100,000         2,400         2,014       100,000
      5.....................        4,114          2,423         1,292       100,000         3,182         2,956       100,000
      6.....................        5,064          3,066         2,146       100,000         4,036         3,944       100,000
      7.....................        6,061          3,757         3,039       100,000         4,968         4,968       100,000
      8.....................        7,109          4,503         3,977       100,000         5,988         5,988       100,000
      9.....................        8,209          5,305         4,963       100,000         7,104         7,104       100,000
     10.....................        9,364          6,169         6,002       100,000         8,323         8,323       100,000
     15.....................       16,064         11,594        11,594       100,000        16,348        16,348       100,000
     20.....................       24,616         19,433        19,433       100,000        28,924        28,924       100,000
     25.....................       35,530         30,728        30,728       100,000        48,961        48,961       100,000
     30.....................       49,460         47,488        47,488       100,000        81,926        81,926       100,000
     35.....................       67,239         74,142        74,142       100,000       136,270       136,270       158,073
     40.....................       89,929        120,731       120,731       129,182       224,227       224,227       239,922
     45.....................      118,889        196,402       196,402       206,222       367,644       367,644       386,026
     50.....................      155,849        313,608       313,608       329,289       597,763       597,763       627,651
     55.....................      203,020        490,340       490,340       514,857       964,248       964,248     1,012,461
     60.....................      263,225        770,759       770,759       778,466     1,599,378     1,599,378     1,574,972
     65.....................      340,062      1,216,508     1,216,508     1,228,673     2,527,371     2,527,371     2,552,645
     70.....................      438,129      1,876,184     1,876,184     1,894,945     4,069,590     4,069,590     4,110,286
     75.....................      563,290      2,891,535     2,891,535     2,920,450     6,536,971     6,536,971     6,602,341
     80.....................      723,030      4,454,330     4,454,330     4,498,873    10,483,917    10,483,917    10,588,757
 Age 65.....................       49,460         47,488        47,488       100,000        81,926        81,926       100,000
 Age 70.....................       67,239         74,142        74,142       100,000       136,270       136,270       158,073
Age 115.....................      723,030      4,454,330     4,454,330     4,498,873    10,483,917    10,483,917    10,588,757


------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.20% ON A GUARANTEED BASIS AND 10.35% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS


        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with a Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).



    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.



    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).



        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).



    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.



    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).




                      SPECIFIED AMOUNT
ATTAINED AGE               FACTOR
40 or younger                  2.50
41                             2.43
42                             2.36
43                             2.29
44                             2.22
45                             2.15
46                             2.09
47                             2.03
48                             1.97
49                             1.91
50                             1.85
51                             1.78
52                             1.71
53                             1.64
54                             1.57
55                             1.50
56                             1.46
57                             1.42
58                             1.38
59                             1.34
60                             1.30
61                             1.28
62                             1.26
63                             1.24
64                             1.22
65                             1.20
66                             1.19
67                             1.18
68                             1.17
69                             1.16
70                             1.15
71                             1.13
72                             1.11
73                             1.09
74                             1.07
75 to 90                       1.05
91                             1.04
92                             1.03
93                             1.02
94 to 114                      1.01
115                            1.00

--------------------------------------------------------------------------------


APPENDIX C

--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.

                           MALE, NON-TOBACCO

                                                                                 POLICY YEAR
                           ISSUE AGE             1          2          3          4          5          6          7
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                         5.50       5.50       5.50       5.50       5.50       5.50       4.30
                           20                         7.46       7.46       7.46       7.46       7.46       6.46       5.05
                           30                        10.48      10.48      10.48      10.48       9.85       8.01       6.26
                           40                        16.08      16.08      16.08      15.81      13.22      10.75       8.39
                           50                        25.74      25.74      25.74      22.86      19.06      15.46      12.03
                           60                        56.18      48.88      41.98      35.48      29.36      23.61      18.21
                           70                        57.48      49.03      41.24      34.10      27.56      21.62      16.26
                           80                        57.48      46.35      36.74      28.53      21.60      15.82      11.08

                     Male, Tobacco

                                                                                 POLICY YEAR
                           ISSUE AGE             1          2          3          4          5          6          7
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                          N/A        N/A        N/A        N/A        N/A        N/A        N/A
                           20                        12.00      12.00      12.00      10.90       9.12       7.42       5.79
                           30                        17.48      17.48      16.34      13.95      11.66       9.49       7.41
                           40                        27.74      26.34      22.80      19.43      16.22      13.16      10.25
                           50                        44.66      39.17      33.75      28.62      23.76      19.18      14.86
                           60                        57.48      49.60      42.24      35.39      29.02      23.12      17.67
                           70                        57.48      48.27      39.97      32.50      25.84      19.94      14.74
                           80                        57.48      45.30      35.12      26.68      19.79      14.22       9.78

                     Female, Non-Tobacco
                                                                                 POLICY YEAR
                           ISSUE AGE             1          2          3          4          5          6          7
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                         5.30       5.30       5.30       5.30       5.30       5.15       4.03
                           20                         5.66       5.66       5.66       5.66       5.66       5.66       4.69
                           30                         8.04       8.04       8.04       8.04       8.04       7.37       5.76
                           40                        11.98      11.98      11.98      11.98      11.84       9.63       7.52
                           50                        17.96      17.96      17.96      17.96      16.44      13.34      10.40
                           60                        43.60      40.26      34.72      29.46      24.49      19.79      15.34
                           70                        57.48      49.61      42.25      35.38      28.99      23.06      17.59
                           80                        57.48      47.51      38.62      30.77      23.90      17.97      12.92

                     Female, Tobacco
                                                                                 POLICY YEAR
                           ISSUE AGE             1          2          3          4          5          6          7
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                          N/A        N/A        N/A        N/A        N/A        N/A        N/A
                           20                         7.76       7.76       7.76       7.76       7.76       6.47       5.06
                           30                        11.40      11.40      11.40      11.40       9.97       8.11       6.34
                           40                        17.34      17.34      17.34      15.90      13.28      10.79       8.41
                           50                        25.82      25.82      25.82      22.19      18.49      14.97      11.65
                           60                        51.72      45.03      38.72      32.76      27.14      21.86      16.89
                           70                        57.48      49.36      41.81      34.82      28.36      22.43      17.01
                           80                        57.48      47.10      37.97      29.99      23.11      17.24      12.29


                           ISSUE AGE             8          9          10         11+
-----------------------------------------------  ---------  ---------  ---------  ---------
                           10                         3.15       2.05       1.00       0.00
                           20                         3.70       2.41       1.18       0.00
                           30                         4.59       2.99       1.46       0.00
                           40                         6.14       3.99       1.95       0.00
                           50                         8.77       5.69       2.77       0.00
                           60                        13.17       8.46       4.07       0.00
                           70                        11.44       7.14       3.34       0.00
                           80                         7.25       4.21       1.83       0.00
                     Male, Tobacco

                           ISSUE AGE             8          9          10         11+
-----------------------------------------------  ---------  ---------  ---------  ---------
                           10                          N/A        N/A        N/A        N/A
                           20                         4.24       2.76       1.35       0.00
                           30                         5.42       3.53       1.72       0.00
                           40                         7.49       4.86       2.37       0.00
                           50                        10.79       6.96       3.37       0.00
                           60                        12.65       8.04       3.83       0.00
                           70                        10.20       6.26       2.88       0.00
                           80                         6.30       3.60       1.55       0.00
                     Female, Non-Tobacco

                           ISSUE AGE             8          9          10         11+
-----------------------------------------------  ---------  ---------  ---------  ---------
                           10                         2.95       1.92       0.94       0.00
                           20                         3.44       2.24       1.10       0.00
                           30                         4.22       2.75       1.34       0.00
                           40                         5.50       3.58       1.75       0.00
                           50                         7.60       4.93       2.40       0.00
                           60                        11.15       7.20       3.49       0.00
                           70                        12.56       7.96       3.78       0.00
                           80                         8.67       5.15       2.29       0.00
                     Female, Tobacco

                           ISSUE AGE             8          9          10         11+
-----------------------------------------------  ---------  ---------  ---------  ---------
                           10                          N/A        N/A        N/A        N/A
                           20                         3.71       2.41       1.18       0.00
                           30                         4.64       3.02       1.48       0.00
                           40                         6.15       4.00       1.95       0.00
                           50                         8.49       5.50       2.67       0.00
                           60                        12.24       7.88       3.80       0.00
                           70                        12.07       7.60       3.59       0.00
                           80                         8.19       4.83       2.13       0.00

                           Unisex, Non-Tobacco
                                                                                 POLICY YEAR
                           ISSUE AGE             1          2          3          4          5          6          7
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                         5.50       5.50       5.50       5.50       5.50       5.43       4.24
                           20                         7.10       7.10       7.10       7.10       7.10       6.37       4.98
                           30                         9.98       9.98       9.98       9.98       9.69       7.88       6.16
                           40                        15.24      15.24      15.24      15.24      12.94      10.52       8.21
                           50                        24.16      24.16      24.16      22.20      18.51      15.01      11.69
                           60                        53.96      46.98      40.38      34.16      28.29      22.77      17.59
                           70                        57.48      49.17      41.48      34.39      27.89      21.95      16.56
                           80                        57.48      46.67      37.26      29.15      22.24      16.42      11.60

                     Unisex, Tobacco
                                                                                 POLICY YEAR
                           ISSUE AGE             1          2          3          4          5          6          7
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                           10                          N/A        N/A        N/A        N/A        N/A        N/A        N/A
                           20                        11.14      11.14      11.14      10.61       8.88       7.23       5.64
                           30                        16.26      16.26      15.85      13.53      11.32       9.20       7.19
                           40                        25.60      25.32      21.92      18.68      15.59      12.66       9.86
                           50                        40.68      37.18      32.05      27.19      22.60      18.25      14.15
                           60                        57.48      49.70      42.42      35.62      29.28      23.38      17.91
                           70                        57.48      48.56      40.46      33.12      26.52      20.61      15.35
                           80                        57.48      45.95      36.14      27.88      20.98      15.30      10.69

                           Unisex, Non-Tobacco

                           ISSUE AGE             8          9          10         11+
-----------------------------------------------  ---------  ---------  ---------  ---------
                           10                         3.11       2.02       0.99       0.00
                           20                         3.65       2.38       1.16       0.00
                           30                         4.51       2.94       1.43       0.00
                           40                         6.01       3.91       1.91       0.00
                           50                         8.53       5.53       2.69       0.00
                           60                        12.73       8.18       3.95       0.00
                           70                        11.70       7.33       3.44       0.00
                           80                         7.65       4.47       1.96       0.00
                     Unisex, Tobacco

                           ISSUE AGE             8          9          10         11+
-----------------------------------------------  ---------  ---------  ---------  ---------
                           10                          N/A        N/A        N/A        N/A
                           20                         4.13       2.69       1.32       0.00
                           30                         5.26       3.42       1.67       0.00
                           40                         7.20       4.68       2.28       0.00
                           50                        10.28       6.64       3.22       0.00
                           60                        12.86       8.20       3.92       0.00
                           70                        10.70       6.62       3.07       0.00
                           80                         6.98       4.05       1.76       0.00

                                    PART II
                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)A

The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 89 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representations pursuant to Section 26(a)(2)(A)

The signatures.

Written consents of the following persons:
    Stephen M. Morain, Esquire.
    Messrs. Sutherland, Asbill & Brennan LLP.
    Ernst & Young LLP, Independent Auditors.
    Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President.

The following exhibits:


1.A.    1.  Certified Resolution of the Board of Directors of the Company
            establishing the Variable Account. (1)
        2.  None.
        3.  (a) Form of Principal Underwriting Agreement. (1)
            (b) Form of Sales Agreement. (1)
            (c) Form of Wholesaling Agreement. (1)
        4.  None.
        5.  *(a) Revised Policy Form. (1)
            *(b) Revised Application Form. (1)
        6.  (a) Articles of Incorporation of the Company. (1)
            (b) By-Laws of the Company. (1)
        7.  None.
        8.  None.
        9.  (a) Participation Agreement relating to EquiTrust Variable Insurance
                Series Fund. (1)
            (b) Participation Agreement relating to Dreyfus Variable Investment
                Fund. (1)
            (c) Participation Agreement relating to T. Rowe Price Equity Series,
            Inc. and T. Rowe Price International Series, Inc. (1)
       10.  Form of Application (see Exhibit 1.A.(5)(c) above.)
  2.  *Opinion and Consent of Stephen M. Morain.
  3.  None.
  4.  Not applicable.
  5.  Not applicable.
  6.  *Opinion and Consent of Christopher G. Daniels, FSA, MSAA, Life Product
      Development and Pricing Vice President.
  7.  *(a) Consent of Ernst & Young LLP.
      *(b) Consent of Messrs. Sutherland, Asbill & Brennan LLP.
  8.  Memorandum describing the Company's conversion procedure (included in
      Exhibit 9 hereto). (1)
  9.  Revised Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy. (1)
 10.  Powers of Attorney. (1)


------------------------

*   Attached as an exhibit.


(1) Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-62221) on August 25, 1998.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, EquiTrust Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 22nd day of April, 1999.


                                          EquiTrust Life Insurance Company
                                          EquiTrust Life Variable Account

                                          By:      /s/ EDWARD M. WIEDERSTEIN
                                             -----------------------------------
                                                    Edward M. Wiederstein
                                                         PRESIDENT
                                              EquiTrust Life Insurance Company

                                          Attest:      /s/ RICHARD D. HARRIS
                                               ---------------------------------
                                                       Richard D. Harris
                                                  SENIOR VICE PRESIDENT AND
                                                   SECRETARY-TREASURER
                                               EquiTrust Life Insurance Company

    Pursuant to the requirements of by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


             SIGNATURE                         TITLE                  DATE
-----------------------------------  -------------------------  ----------------

     /s/ EDWARD M. WIEDERSTEIN       President & Director
-----------------------------------   [Principal Executive       April 22, 1999
       Edward M. Wiederstein          Officer]

                                     Senior Vice President &
       /s/ RICHARD D. HARRIS          Secretary-Treasurer
-----------------------------------   [Principal Financial       April 22, 1999
         Richard D. Harris            Officer]

        /s/ JAMES W. NOYCE           Chief Financial Officer
-----------------------------------   [Principal Accounting      April 22, 1999
          James W. Noyce              Officer]

-----------------------------------  Director                    April 22, 1999
         Thomas R. Gibson*

-----------------------------------  Director                    April 22, 1999
        Timothy J. Hoffman*

-----------------------------------  Director                    April 22, 1999
        Stephen M. Morain*

-----------------------------------  Director                    April 22, 1999
         William J. Oddy*




* By/s/ STEPHEN M. MORAIN
    -----------------------
      Stephen M. Morain
      Attorney-In-Fact,
      pursuant to Power of Attorney.